UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-04024

Exact name of registrant as specified in charter:	Dryden California Municipal Fund

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	8/31/2006

Date of reporting period:	8/31/2006

Item 1 – Reports to Stockholders

Dryden California Municipal Fund/California Series

AUGUST 31, 2006	ANNUAL REPORT

FUND TYPE

Municipal bond

OBJECTIVE

Maximize current income that is exempt from California state and federal income taxes, consistent with the preservation of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Series’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

October 16, 2006

Dear Shareholder:

We hope you find the annual report for the California Series informative and useful.

As part of our continuing effort to improve, JennisonDryden has conducted a review of our fund family. One result of this initiative was the recommendation that the California Income Series acquire the assets of your fund. This merger was approved by shareholders on October 13, 2006, and it is expected to be completed by the end of this year.

We have created a family of funds that you and your professional financial advisor can comfortably rely upon in investment programs suited to your personal goals and tolerance for risk. We appreciate your confidence in JennisonDryden Mutual Funds, and will continue to work to earn it.

Sincerely,

Judy A. Rice, President

Dryden California Municipal Fund/California Series

Dryden California Municipal Fund/California Series	1

Your Series’ Performance

Series objective

The investment objective of the Dryden California Municipal Fund/California Series (the Series) is to maximize current income that is exempt from California state and federal income taxes, consistent with the preservation of capital. There can be no assurance that the Series will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00% (Class A shares).

Cumulative Total Returns as of 8/31/06
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	2.41%	21.76%	69.81%	—
Class B	2.15	20.26	65.21	—
Class C	1.89	18.77	61.16	—
Class Z	2.75	23.28	N/A	72.24% (9/18/96)
Lehman Brothers Municipal Bond Index[2]	3.03	27.34	78.72	**
Lipper California (CA) Muni Debt Funds Avg.[3]	2.80	23.36	68.64	***

Average Annual Total Returns[4] as of 9/30/06
	One Year	Five Years	Ten Years
Class A	-0.47%	3.35%	4.92%
Class B	-1.43	3.79	5.07
Class C	2.26	3.69	4.81
Class Z	4.03	4.47	5.59
Lehman Brothers Municipal Bond Index[2]	4.45	5.17	5.90
Lipper California (CA) Muni Debt Funds Avg.[3]	4.22	4.53	5.29

Distributions and Yields as of 8/31/06
	Total Distributions Paid for 12 Months	30-Day SEC Yield	Taxable Equivalent 30-Day Yield[5] at Tax Rates of
			33%	35%
Class A	$0.55	2.24%	3.69%	3.80%
Class B	$0.52	2.08	3.42	3.53
Class C	$0.49	1.83	3.01	3.10
Class Z	$0.58	2.57	4.23	4.36

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The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 4.00%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception date returns are provided for any share class with less than 10 calendar years of returns.

2The Lehman Brothers Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed.

3The Lipper CA Muni Debt Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper CA Muni Debt Funds category for the periods noted. Funds in the Lipper Average limit their assets to those securities that are exempt from taxation in California.

4The average annual total returns take into account applicable sales charges. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 0.50%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Series distributions or following the redemption of Series shares.

5Taxable equivalent yields reflect federal and applicable state tax rates.

Investors cannot invest directly in an index. The returns for the Lehman Brothers Municipal Bond Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

**Lehman Brothers Municipal Bond Index Closest Month-End to Inception cumulative total return as of 8/31/06 is 76.26% for Class Z.

***Lipper Average Closest Month-End to Inception cumulative total return as of 8/31/06 is 66.41% for Class Z.

Dryden California Municipal Fund/California Series	3

Your Series’ Performance (continued)

Five Largest Issues expressed as a percentage of net assets as of 8/31/06
Orange Cnty. Loc. Trans. Auth., 2/14/11, 6.20%	6.3%
So. California Pub. Pwr. Auth., 7/01/16, Zero Coupon	6.1
California St. Hsg. Fin. Agcy. Rev., Sngl. Fam. Mtge. Ser. A, 2/01/15, Zero Coupon	5.0
Santa Margarita/Dana Point Auth., Ser. B, M.B.I.A., 8/01/12, 7.25%	4.1
Los Angeles Cnty., Correctional Facs. Proj. C.O.P., 9/01/10, Zero Coupon	3.7

Issues are subject to change.

Credit Quality expressed as a percentage of net assets as of 8/31/06
Aaa	54.2%
Aa	11.9
A	22.2
Baa	6.4
Not Rated	4.9
Total Investments	99.6
Other assets in excess of liabilities	0.4
Net Assets	100.0%

Source: Moody’s rating, defaulting to S&P when not rated by Moody’s. Credit quality is subject to change.

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Investment Advisor’s Report

Prudential Investment Management, Inc.

Municipal bond market prevailed in a challenging environment

Even though the Federal Reserve (the Fed) continued to increase short-term interest rates, the municipal bond market still provided a positive return and outperformed the U.S. Treasury market. For the 12-month reporting period ended August 31, 2006, tax-exempt bonds returned 3.03% versus 0.79% for Treasurys, based on the Lehman Brothers Municipal Bond Index (the Index) and the Lehman Brothers U.S. Treasury Index, respectively. A favorable supply/demand balance helped support the municipal bond market. Investor demand remained strong, but the amount of new tax-exempt bonds declined as rising rates prevented some states, local governments, and authorities from issuing new bonds whose proceeds would be used to refund outstanding bonds.

The Series continued to spread risk by maintaining a diverse portfolio of bonds drawn from many sectors of the California debt securities market. It also continued to have a greater exposure than the Index to municipal bonds in the 10-year maturity category, which is largely why the Series underperformed the Index for the reporting period. The Series also trailed its Lipper California Municipal Debt Funds Average.

Will overzealous Fed tighten monetary policy too much?

Before the reporting period began, the Fed had already raised its short-term rate target 10 times in its latest campaign to rein in U.S. economic growth and check inflationary pressures. The continued tightening of monetary policy caused speculation in the financial markets that it might unintentionally choke off the economic expansion. The target for the federal funds rate on overnight loans between banks was increased another seven times in quarter-percentage-point increments, lifting it from 3.50% to 5.25%. When Fed policymakers met in August 2006 (the final meeting of the reporting period), they voted to leave the target for the benchmark rate unchanged, but left the door open for further rate hikes. While economic growth had moderated, as evidenced by the softer housing market, some inflation risks remained in the economy. As it turned out, signs that inflationary pressures had begun to ease amid slower growth helped fuel a rally in the municipal bond market late in the reporting period.

That said, solid economic conditions at the state level enabled California to reap higher-than-expected tax revenues that shrank its budget gap. Consequently, the state of California’s general obligation bond ratings were upgraded by Moody’s Investors Service from A2 to A1 and by Standard & Poor’s Ratings Services from A to A-plus.

Municipal bond yield curve continued to flatten

In an environment of rising interest rates and lingering inflation concerns, municipal bond prices often came under pressure, as bond prices move in the opposite direction

Dryden California Municipal Fund/California Series	5

Investment Advisor’s Report (continued)

of interest rates. Short-term municipal bond yields ended the reporting period sharply higher as they closely track changes in the federal funds rate. Intermediate-term municipal bond yields rose moderately, while long-term municipal bond yields finished mostly unchanged to slightly lower. The behavior of yields caused a marked flattening in the slope of the municipal bond yield curve, which depicts yields on tax-exempt debt securities from the shortest to the longest maturities. The changes in yields also meant that once again long-term municipal bonds outperformed short- and intermediate-term municipal bonds.

Embedded gains in intermediate-term bonds still a consideration

As previously mentioned, the Series’ overweight exposure to municipal bonds in the 10-year (intermediate) maturity category hurt its performance relative to the Index. Nevertheless, the Series maintained its overweight exposure to these bonds for two reasons:

■	Selling a large amount of them to purchase longer-term municipal bonds would have resulted in realized capital gains that would have lessened the advantage of the Series’ tax-exempt dividend payments.

■	Intermediate-term municipal bonds provided the Series with attractive interest income. Furthermore, in the flatter yield curve environment, there is not much difference between yields on intermediate- and long-term municipal bonds.

Maintaining overweight exposure to zero coupon bonds helped …

The Series derived some benefit from the better performance of long-term municipal bonds by maintaining a greater exposure than the Index to long-term zero coupon municipal bonds. These debt securities, which do not make interest payments, are purchased at deeply discounted prices and mature at par. The difference in price is considered interest income.

But underweight exposure to tobacco-related sector detracted

Tobacco-related municipal bonds turned in one of the strongest performances during the reporting period of any sector of the tax-exempt market. Two key legal rulings widely believed to favor the tobacco industry helped boost the value of its municipal bonds even though there is no assurance that these rulings will not be overturned, in whole or in part, by another court.

■	The Florida Supreme Court upheld a decision by a lower court that dismissed a $145 billion award against tobacco firms.

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■	A federal judge ruled that cigarette makers had broken racketeering laws by misleading the public about the dangers of smoking. However, the judge also said she did not have the authority to impose a major financial penalty on the companies.

While tobacco-related bonds held by the Series gained in value, its underweight exposure to the sector, compared to the Index, hurt its performance relative to the Index, a development that was viewed as positive for the industry.

Dryden California Municipal Fund/California Series	7

Fees and Expenses (Unaudited)

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Series expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 1, 2006, at the beginning of the period, and held through the six-month period ended August 31, 2006.

The Series’ transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Series, that you own. You should consider the additional fees that were charged to your Series account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and

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expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden California Municipal Fund/ California Series		Beginning Account Value March 1, 2006	Ending Account Value August 31, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,014.70	1.44%	$7.31
	Hypothetical	$1,000.00	$1,017.95	1.44%	$7.32

Class B	Actual	$1,000.00	$1,013.40	1.69%	$8.58
	Hypothetical	$1,000.00	$1,016.69	1.69%	$8.59

Class C	Actual	$1,000.00	$1,012.20	1.94%	$9.84
	Hypothetical	$1,000.00	$1,015.43	1.94%	$9.86

Class Z	Actual	$1,000.00	$1,015.90	1.19%	$6.05
	Hypothetical	$1,000.00	$1,019.21	1.19%	$6.06

* Series expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2006, and divided by the 365 days in the Series’ fiscal year ended August 31, 2006 (to reflect the six-month period).

Dryden California Municipal Fund/California Series	9

This Page Intentionally Left Blank

Portfolio of Investments

as of August 31, 2006

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

LONG-TERM INVESTMENTS 96.0%

Municipal Bonds
Abag. Fin. Auth. Rev., Schs. of Sacred Heart, Ser. A	Baa3	6.45%	6/01/30	$1,500		$1,593,255
Antelope Valley Health Care Dist. Rev., Ser. A, F.S.A.	Aaa	5.20	1/01/17	1,000		1,037,210
Bay Area Toll Auth. Toll Brdg. Rev., San Francisco Bay Area, Ser. F	Aa3	5.00	4/01/31	750		790,253
California Hlth. Facs. Fin. Auth. Rev. Ref., Catholic Healthcare West, Ser. G.	A3	5.00	7/01/09	250		257,533
Cedars Sinai Med. Ctr.	A3	5.00	11/15/21	1,000		1,045,720
California Infrastructure & Econ. Dev. Bk. Rev., Series B, F.G.I.C.	Aaa	5.00	5/01/17	500		544,210
California St. Hsg. Fin. Agcy. Rev., Sngl. Fam. Mtge., Ser. A, C.A.B.S.	Aa2	Zero	2/01/15	8,420		4,368,632
California St. Pub. Works Brd. Lease Rev., Dept. General Svcs	A2	5.25	6/01/28	250		263,368
Dept. Mental Hlth. Coalinga, Ser. A	A2	5.50	6/01/18	1,970		2,185,341
California St.,
G.O., M.B.I.A.	Aaa	5.25	2/01/27	1,500		1,595,535
Unrfd. Balance, G.O.	A1	5.50	4/01/30	1,795		1,962,204
Var. Purpose G.O.	A1	5.00	3/01/27	1,000		1,050,940
California Statewide Cmntys. Dev. Auth. Rev., Kaiser Permanente, Ser. B (Mandatory Put Date 7/01/14)	A3	3.90	8/01/31	500	(c)	493,140
Ref. Chf. Irvine LLC, U.C.I. East	Baa3	5.00	5/15/32	500		512,330
Chico Redev. Agcy. Tax Alloc., Chico Amended & Merged Redev., A.M.B.A.C.	Aaa	5.00	4/01/30	445		467,099
Colton Jt. Uni. Sch. Dist., G.O., F.G.I.C.	Aaa	5.25	2/01/21	830		904,733
Corona-Norco Uni. Sch. Dist. Spec. Tax, Cmnty. Facs. Dist. No. 98-1, M.B.I.A.	Aaa	5.00	9/01/22	1,060		1,112,936
Golden St. Tobacco Secur. Corp., Tobacco Settlement Rev., C.A.B.S., Asset Bkd., Ser. A, A.M.B.A.C.	Aaa	Zero	6/01/23	1,000		853,690
Enhanced Asset Bkd., Ser. 2003-A-1	Baa3	6.75	6/01/39	750		846,068

See Notes to Financial Statements.

Dryden California Municipal Fund/California Series	11

Portfolio of Investments

as of August 31, 2006

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

La Mesa-Spring Valley Sch. Dist., G.O., Election of 2002, Ser. B, C.A.B.S., F.G.I.C.	Aaa	Zero	8/01/23	$2,000		$938,960
Loma Linda Hosp. Rev., Loma Linda Univ. Med. Ctr., Ser. A	Baa1	5.00%	12/01/20	750		776,918
Long Beach Bond Fin. Auth. Lease Rev. Ref., Rainbow Harbor Refinancing Proj., Ser. A, A.M.B.A.C.	Aaa	5.00	5/01/24	500		536,090
Long Beach Redev. Agcy., Dist. No. 3, Spec. Tax Rev. Pine Ave. (cost $2,950,530; purchased 10/18/93)	NR	6.375	9/01/23	3,000	(d)(e)	3,145,020
Los Angeles Cnty., Correctional Facs. Proj., C.O.P., M.B.I.A., E.T.M., C.A.B.S.	Aaa	Zero	9/01/10	3,770	(c)	3,250,645
Los Angeles Uni. Sch. Dist. Election of 2004, Ser. G, G.O., A.M.B.A.C.	Aaa	5.00	7/01/16	500		549,685
C.O.P., Admin. Bldg. Proj., Ser. B, A.M.B.A.C.	Aaa	5.00	10/01/31	1,500		1,543,290
Madera Pub. Fin. Auth. Wtr. & Wastewater Rev., M.B.I.A.	Aaa	5.00	3/01/36	500		525,865
Metro. Wtr. Dist. of Southern California Waterworks Rev, Ser. C	Aa2	5.00	7/01/35	500		526,565
Linked, S.A.V.R.S. & R.I.B.S.	Aa2	5.75	8/10/18	1,000		1,162,770
Unrfd. Balance, Ser. A	Aa2	5.75	7/01/21	2,240		2,631,149
Orange Cnty. Loc. Trans. Auth., Sales Tax Rev., Linked, S.A.V.R.S. & R.I.B.S., T.C.R.S., A.M.B.A.C.	Aaa	6.20	2/14/11	5,000		5,509,599
Spec. Tax Rev., R.I.B.S. (cost $713,528; purchased 2/17/98)	Aa2	8.263(b)	2/14/11	750	(d)(e)	902,880
Puerto Rico Comnwlth., Ser. 642A, G.O., M.B.I.A., R.I.T.E.S. (cost $1,577,080; purchased 3/29/00)	NR	7.323(b)	7/01/10	1,000	(d)(e)	1,155,540
Pub. Impvt., Ser. A	Baa3	5.25	7/01/30	250		265,160
Redding Elec. Sys. C.O.P., Linked, R.I.B.S., M.B.I.A., E.T.M., (cost $1,884,746; purchased 1/09/95)	Aaa	9.324(b)	7/01/22	1,610	(c)(d)(e)	2,229,914

See Notes to Financial Statements.

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Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

S.A.V.R.S., M.B.I.A., E.T.M.	Aaa	6.368%	7/01/22	$50	(c)	$59,626
Sacramento City Fin. Auth. Rev., Cap. Impvt., Ser. A, A.M.B.A.C.	Aaa	5.00	12/01/26	2,000		2,077,720
Sacramento Mun. Utility Dist. Elec. Rev., Ser. N, M.B.I.A.	Aaa	5.00	8/15/28	2,500		2,601,075
San Diego Redev., Agcy., Tax Alloc., Centre City Redev., Series A, A.M.B.A.C.	Aaa	5.00	9/01/15	670		728,833
North Bay Redev.	Baa1	5.875	9/01/29	1,000		1,050,570
San Diego Uni. Sch. Dist., Election of 1998, Ser. B, G.O., M.B.I.A.	Aaa	6.00	7/01/19	1,000		1,200,280
San Francisco City & Cnty., Redev. Agcy. Lease Rev., George R. Moscone, C.A.B.S.	A1	Zero	7/01/09	2,000		1,798,660
Santa Margarita/Dana Point Auth. Rev., Impvt. Dists. 1-2-2A & 8, Ser. A, M.B.I.A.	Aaa	7.25	8/01/13	1,990		2,416,756
Impvt. Dists. 3, Ser. B, M.B.I.A.	Aaa	7.25	8/01/09	1,400		1,539,622
Impvt. Dists. 3-3A-4 & 4A, Ser. B, M.B.I.A.	Aaa	7.25	8/01/14	1,000		1,236,550
Impvt. Dists. 3-3A-4 & 4A2, Ser. B, M.B.I.A.	Aaa	7.25	8/01/12	3,000		3,567,810
Santa Maria Jt. Uni. H.S. Dist., Election of 2004, C.A.B.S., G.O., F.G.I.C.	Aaa	Zero	8/01/29	1,250		431,075
So. California Pub. Pwr. Auth., Palo Verde Proj., Ser. C, A.M.B.A.C., C.A.B.S., E.T.M.	Aaa	Zero	7/01/16	7,925	(c)	5,294,137
PNC GIC Proj. Rev.	A2	6.75	7/01/10	2,265	(g)	2,487,559
PNC GIC Proj. Rev.	A2	6.75	7/01/11	1,195		1,340,276
PNC GIC Proj. Rev.	A2	6.75	7/01/13	1,000		1,160,340
Tob. Securization Auth., Northern Calif. Tob. Settlement Rev., Asset-Bkd., Ser. A-1	Baa3	5.50	6/01/45	500		515,890
Torrance Hosp. Rev., Torrance Mem. Med. Ctr., Ser. A	A1	6.00	6/01/22	2,000		2,181,560
Univ. California Bd. of Regents Hosp. Rev., UCLA Med. Ctr., Ser. A, A.M.B.A.C.	Aaa	5.25	5/15/30	2,000		2,121,200
Multi. Purpose Proj., Ser. O, F.G.I.C.	Aaa	5.125	9/01/31	2,500		2,619,625

Total long-term investments (cost $77,236,531)						83,963,411

See Notes to Financial Statements.

Dryden California Municipal Fund/California Series	13

Portfolio of Investments

as of August 31, 2006

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

SHORT-TERM INVESTMENTS 3.6%

Municipal Bonds
California Hsg. Fin. Agcy. Rev., Home Mtg., Ser. F, A.M.B.A.C., F.R.D.D.	VMIG1	3.57%(f)	9/01/06	$500	$500,000
Ser. R, A.M.B.A.C., F.R.D.D.	VMIG1	3.60(f)	9/01/06	360	360,000
Ser. U, A.M.T., F.S.A., F.R.D.D.	VMIG1	3.61(f)	9/01/06	200	200,000
Ser. U, A.M.T., F.S.A., F.R.D.D.	VMIG1	3.61(f)	9/01/06	1,200	1,200,000
Ser. U, A.M.T., M.B.I.A., F.R.D.D.	VMIG1	3.60(f)	9/01/06	900	900,000

Total short-term investments (cost $3,160,000)					3,160,000

Total Investments 99.6% (cost $80,396,531; Note 5)					87,123,411
Other assets in excess of liabilities(h) 0.4%					316,514

Net Assets 100.0%					$87,439,925

(a)	The following abbreviations are used in the portfolio descriptions:

A.M.B.A.C.—American Municipal Bond Assurance Corporation

A.M.T.—Alternative Minimum Tax

C.A.B.S.—Capital Appreciation Bonds

C.O.P.—Certificates of Participation

E.T.M.—Escrowed to Maturity

F.G.I.C.—Financial Guaranty Insurance Company

F.R.D.D.—Floating Rate (Daily) Demand Note (f)

F.S.A.—Financial Security Assurance

G.O.—General Obligation

M.B.I.A.—Municipal Bond Insurance Corporation

R.I.B.S.—Residual Interest Bearing Securities

R.I.T.E.S.—Residual Interest Tax Exempt Securities Receipts

S.A.V.R.S.—Select Auction Variable Rate Securities

T.C.R.S.—Transferable Custodial Receipts

NR—Not Rated by Moody’s or Standard & Poor’s

The Fund’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.

(b)	Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at August 31, 2006.
(c)	Escrowed to Maturity and Prerefunded securities are secured by escrowed cash and/or U.S. guaranteed obligations.

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

(d)	Indicates a restricted security. The aggregate cost of such securities is $7,125,884. The aggregate value is $7,433,354 and represents 8.5% of net assets.
(e)	Indicates a security that has been deemed illiquid.
(f)	For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes are considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted. The rate in effect is the rate at August 31, 2006.
(g)	Partial principal amount pledged as collateral for financial futures contracts.
(h)	Other assets in excess of liabilities includes net unrealized depreciation on financial futures contracts as follows:

Open financial futures contracts outstanding as of August 31, 2006:

Number of Contracts	Type	Expiration Date	Value at August 31, 2006	Value at Trade Date	Unrealized Appreciation (Depreciation)
Long Position:
6	U.S. Treasury 30 Yr. Bonds	Dec. 06	$666,375	$662,070	$4,305
Short Positions:
30	U.S. Treasury 5 Yr. Notes	Dec. 06	3,153,281	3,148,539	(4,742)
22	U.S. Treasury 10 Yr. Notes	Dec. 06	2,362,250	2,356,194	(6,056)

					$(6,493)

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a

percentage	of net assets as of August 31, 2006 were as follows:

Special Tax/Assessment District	23.5%
Power	17.4
Lease Backed Certificate of Participation	12.8
General Obligation	11.5
Healthcare	9.0
Education	7.9
Water & Sewer	5.4
Housing	5.0
Short-Term Investments	3.6
Tobacco	1.6
Tobacco Appropriated	1.0
Transportation	0.9

Total Investments	99.6
Other assets in excess of liabilities	0.4

Total	100.0%

See Notes to Financial Statements.

Dryden California Municipal Fund/California Series	15

Statement of Assets and Liabilities

as of August 31, 2006

Assets
Investments, at value (cost $80,396,531)	$87,123,411
Cash	13,629
Receivable for investments sold	1,224,156
Interest receivable	763,613
Receivable for Series shares sold	71,173
Prepaid expenses	340

Total assets	89,196,322

Liabilities
Payable for investments Purchased	1,218,942
Accrued expenses	266,167
Payable for Series shares reacquired	152,650
Management fee payable	37,108
Dividends payable	28,696
Distribution fee payable	20,543
Deferred trustees’ fees	14,082
Transfer agent fee payable	9,470
Due to broker—variation margin	8,739

Total liabilities	1,756,397

Net Assets	$87,439,925

Net assets were comprised of:
Shares of beneficial interest, at par	$76,157
Paid-in capital in excess of par	80,060,806

80,136,963
Accumulated net investment loss	(42,778)
Accumulated net realized gain on investments	625,353
Net unrealized appreciation on investments	6,720,387

Net assets, August 31, 2006	$87,439,925

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share
($76,411,938 ÷ 6,655,121 shares of beneficial interest issued and outstanding)	$11.48
Maximum sales charge (4% of offering price)	0.48

Maximum offering price to public	$11.96

Class B
Net asset value, offering price and redemption price per share
($8,517,188 ÷ 741,925 shares of beneficial interest issued and outstanding)	$11.48

Class C
Net asset value, offering price and redemption price per share
($1,121,267 ÷ 97,695 shares of beneficial interest issued and outstanding)	$11.48

Class Z
Net asset value, offering price and redemption price per share
($1,389,532 ÷ 120,997 shares of beneficial interest issued and outstanding)	$11.48

See Notes to Financial Statements.

Dryden California Municipal Fund/California Series	17

Statement of Operations

Year Ended August 31, 2006

Net Investment Income
Income
Interest	$4,785,965

Expenses
Management fee	460,384
Distribution fee—Class A	198,162
Distribution fee—Class B	50,037
Distribution fee—Class C	8,944
Reports to shareholders	174,000
Legal fees and expenses	80,000
Custodian’s fees and expenses	66,000
Registration fees	47,000
Transfer agent’s fees and expenses (including affiliated expenses of $31,400) (Note 3)	44,000
Audit fee	33,000
Trustees’ fees	12,000
Insurance expense	3,000
Miscellaneous	11,340

Total expenses	1,187,867
Less: Custodian fee credit (Note 1)	(850)

Net expenses	1,187,017

Net investment income	3,598,948

Realized And Unrealized Gain (Loss) On Investments
Net realized gain on:
Investment transactions	387,267
Financial futures transactions	418,003

805,270

Net change in unrealized appreciation (depreciation) on:
Investments	(2,548,228)
Financial futures contracts	158,383

(2,389,845)

Net loss on investments	(1,584,575)

Net Increase In Net Assets Resulting From Operations	$2,014,373

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended August 31,
	2006	2005
Increase (Decrease) In Net Assets
Operations
Net investment income	$3,598,948	$4,120,670
Net realized gain on investments	805,270	438,333
Net change in unrealized appreciation (depreciation) on investments	(2,389,845)	572,538

Net increase in net assets resulting from operations	2,014,373	5,131,541

Dividends and distributions (Note 1)
Dividends from net investment income
Class A	(3,088,891)	(3,364,662)
Class B	(365,973)	(551,277)
Class C	(40,510)	(52,808)
Class Z	(66,934)	(129,662)

	(3,562,308)	(4,098,409)

Distributions from net realized gains
Class A	(701,233)	(2,399,014)
Class B	(96,439)	(467,445)
Class C	(10,623)	(45,246)
Class Z	(15,227)	(117,944)

	(823,522)	(3,029,649)

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	1,797,105	3,585,103
Net asset value of shares issued in reinvestment of dividends and distributions	2,771,627	4,404,396
Cost of shares reacquired	(13,609,182)	(20,299,225)

Net decrease in net assets from Series share transactions	(9,040,450)	(12,309,726)

Total decrease	(11,411,907)	(14,306,243)

Net Assets
Beginning of year	98,851,832	113,158,075

End of year	$87,439,925	$98,851,832

See Notes to Financial Statements.

Dryden California Municipal Fund/California Series	19

Notes to Financial Statements

Dryden California Municipal Fund (the “Fund”), is registered under the Investment Company Act of 1940, as an open-end management investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of two series. These financial statements relate only to California Series (“the Series”). The financial statements of the other series are not presented herein. The assets of each series are invested in separate, independently managed portfolios. The Series commenced investment operations on September 19, 1984. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and California state income taxes with the minimum of risk by investing in “investment grade” tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: The Fund values municipal securities (including commitments to purchase such securities on a “when-issued” basis) as of the close of trading on the New York Stock Exchange, on the basis of prices provided by a pricing service which uses information with respect to transactions in comparable securities and various relationships between securities in determining values. Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq Official Closing Price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadviser, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market marker.

Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or

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board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

Restricted Securities: The Series may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). The restricted securities held by the Series at August 31, 2006 include registration rights under which the Series may demand registration by the issuers. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying

Dryden California Municipal Fund/California Series	21

Notes to Financial Statements

Cont’d

security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures transactions.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Inverse Floaters: The Series invests in variable rate securities commonly called “inverse floaters”. The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rates on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater’s price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a “leverage factor” whereby the interest rate moves inversely by a “factor” to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from securities transactions are calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to

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distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulation and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified among undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested assets earn credits which reduce the fees charged by the custodian. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Series. In connection therewith, PIM is obligated to keep certain books and records of the Series. PI pays for the services of PIM, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets up to and including $1 billion and .45 of 1% of the average daily net assets in excess of $1 billion. The effective management fee was .50 of 1% for the year ended August 31, 2006.

Dryden California Municipal Fund/California Series	23

Notes to Financial Statements

Cont’d

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by it. The distribution fees for Class A, Class B and Class C shares are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Series.

Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution- related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS has contractually agreed to limit such fees to .25% and .75 of 1% of the Class A and C shares, respectively.

PIMS has advised the Series that they received approximately $7,400 in front-end sales charges resulting from sales of Class A shares during the year ended August 31, 2006. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to sales persons and incurred other distribution costs.

PIMS has advised the Series, that for the year ended August 31, 2006, it received approximately $15,900 in contingent deferred sales charges imposed upon redemptions by Class B.

PI, PIMS and PIM are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. For the period from October 29, 2004 through October 28, 2005, the Fund paid a commitment fee of .075 of 1% of the unused portion of the agreement. Effective October 29, 2005, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Fund pays a commitment fee of .0725 of 1% of the unused portion of the renewed SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro-rata based on net assets. The purpose of the SCA is to serve

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as an alternative source of funding for capital share redemptions. The expiration date of the renewed SCA is October 27, 2006. The Fund did not borrow any amounts pursuant to the SCA during the year ended August 31, 2006.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. First Clearing Corporation, an affiliate of PI, serves as a broker/dealer. For the year ended August 31, 2006, the Series incurred approximately $6,800 in total networking fees. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments, for the year ended August 31, 2006 were $29,309,374 and $40,593,525, respectively.

Note 5. Distributions and Tax Information

In order to present accumulated net investment loss and accumulated net realized gains on the Statement of Assets and liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment loss and accumulated net realized gain on investments. For the year ended August 31, 2006, the adjustments were to increase accumulated net investment loss and increase accumulated net realized gain on investments by $26,100 due to the difference in treatment of accretion of market discount between financial and tax reporting and overdistribution of tax exempt-income due to timing difference. Net investment income, net realized gains and net assets were not affected by this change.

Dryden California Municipal Fund/California Series	25

Notes to Financial Statements

Cont’d

For the years ended August 31, 2006 and August 31, 2005, the tax character of distributions, as reflected in the Statement of Changes in Net Assets, were as follows:

Year	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains	Total Distributions
2006	$3,508,679	$210,104	$667,047	$4,385,830
2005	$4,098,409	—	$3,029,649	$7,128,058

As of August 31, 2006, the accumulated distributable earnings on a tax basis were $67,967 of ordinary income and $454,581 of long-term capital gain.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of August 31, 2006 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$80,300,219	$6,831,513	$8,321	$6,823,192

The difference between book basis and tax basis is attributable to the difference in the treatment of accretion of market discount for book and tax purposes.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact, if any in the financial statements has not yet been determined.

Note 6. Capital

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 4%. All investors who purchase Class A shares in an amount of $1 million or more are not subject to an initial sales

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charge but are subject to a contingent deferred sales charge (CDSC) of 1%, if they sell these shares within 12 months of purchase, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class C shares purchased are subject to a CDSC of 1% within 12 months from the date of purchase. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to limited group of investors.

The Series has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

Transactions in shares of beneficial interest for the fiscal year ended August 31, 2006 and for the fiscal year ended August 31, 2005 were as follows:

Class A	Shares	Amount
Year ended August 31, 2006:
Shares sold	118,740	$1,352,133
Shares issued in reinvestment of dividends and distributions	209,626	2,399,270
Shares reacquired	(903,845)	(10,329,107)

Net increase (decrease) in shares outstanding before conversion	(575,479)	(6,577,704)
Shares issued upon conversion from Class B	196,628	2,263,155

Net increase (decrease) in shares outstanding	(378,851)	$(4,314,549)

Year ended August 31, 2005:
Shares sold	214,511	$2,526,807
Shares issued in reinvestment of dividends and distributions	302,902	3,546,351
Shares reacquired	(1,210,685)	(14,246,368)

Net increase (decrease) in shares outstanding before conversion	(693,272)	(8,173,210)
Shares issued upon conversion from Class B	273,488	3,208,384

Net increase (decrease) in shares outstanding	(419,784)	$(4,964,826)

Class B
Year ended August 31, 2006:
Shares sold	18,115	$206,633
Shares issued in reinvestment of dividends and distributions	21,969	251,559
Shares reacquired	(180,585)	(2,074,233)

Net increase (decrease) in shares outstanding before conversion	(140,501)	(1,616,041)
Shares reacquired upon conversion into Class A	(196,676)	(2,263,155)

Net increase (decrease) in shares outstanding	(337,177)	$(3,879,196)

Dryden California Municipal Fund/California Series	27

Notes to Financial Statements

Cont’d

Class B	Shares	Amount
Year ended August 31, 2005:
Shares sold	40,166	$474,961
Shares issued in reinvestment of dividends and distributions	47,172	552,076
Shares reacquired	(210,671)	(2,462,222)

Net increase (decrease) in shares outstanding before conversion	(123,333)	(1,435,185)
Shares reacquired upon conversion into Class A	(273,488)	(3,208,384)

Net increase (decrease) in shares outstanding	(396,821)	$(4,643,569)

Class C
Year ended August 31, 2006:
Shares sold	12,802	$146,880
Shares issued in reinvestment of dividends and distributions	4,022	46,043
Shares reacquired	(42,198)	(485,967)

Net increase (decrease) in shares outstanding	(25,374)	$(293,044)

Year ended August 31, 2005:
Shares sold	5,678	$66,900
Shares issued in reinvestment of dividends and distributions	7,451	87,219
Shares reacquired	(35,116)	(414,773)

Net increase (decrease) in shares outstanding	(21,987)	$(260,654)

Class Z
Year ended August 31, 2006:
Shares sold	8,000	$91,459
Shares issued in reinvestment of dividends and distributions	6,526	74,755
Shares reacquired	(62,652)	(719,875)

Net increase (decrease) in shares outstanding	(48,126)	$(553,661)

Year ended August 31, 2005:
Shares sold	43,571	$516,435
Shares issued in reinvestment of dividends and distributions	18,671	218,750
Shares reacquired	(270,420)	(3,175,862)

Net increase (decrease) in shares outstanding	(208,178)	$(2,440,677)

Note 7. Subsequent Event

On October 13, 2006, the shareholders of the California Series approved an agreement and Plan of Reorganization which provides for the transfer of the net assets of each class of shares of the California Series into the respective class of shares of the Dryden California Municipal Fund/California Income Series. The expenses attributable to the reorganization are reflected in the statement of operations.

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Note 8. Other

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

Dryden California Municipal Fund/California Series	29

Financial Highlights

Class A
Year Ended August 31, 2006
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$11.76

Income (loss) from investment operations
Net investment income	.45
Net realized and unrealized gain (loss) on investment transactions	(.18)

Total from investment operations	.27

Less Dividends and Distributions
Dividends from net investment income	(.45)
Distributions from net realized gains	(.10)

Total dividends and distributions	(.55)

Net asset value, end of year	$11.48

Total Return(a):	2.41%
Ratios/Supplemental Data:
Net assets, end of year (000)	$76,412
Average net assets (000)	$79,265
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	1.26%
Expenses, excluding distribution and service (12b-1) fees	1.01%
Net investment income	3.94%
For Class A, B, C and Z shares:
Portfolio turnover rate	32%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(b)	The distributor of the Series has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended August 31,
2005	2004	2003	2002

$11.97	$11.95	$12.30	$12.36

.46	.47	.51	.53
.12	.20	(.27)	.05

.58	.67	.24	.58

(.46)	(.47)	(.51)	(.53)
(.33)	(.18)	(.08)	(.11)

(.79)	(.65)	(.59)	(.64)

$11.76	$11.97	$11.95	$12.30

5.05%	5.75%	2.02%	4.92%

$82,726	$89,239	$96,409	$102,729
$85,811	$94,033	$103,428	$102,429

1.06%	1.04%	.97%	.97%
.81%	.79%	.72%	.72%
3.94%	3.94%	4.22%	4.38%

13%	74%	63%	30%

See Notes to Financial Statements.

Dryden California Municipal Fund/California Series	31

Financial Highlights

Cont’d

Class B
Year Ended August 31, 2006
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$11.76

Income (loss) from investment operations
Net investment income	.42
Net realized and unrealized gain (loss) on investment transactions	(.18)

Total from investment operations	.24

Less Dividends and Distributions
Dividends from net investment income	(.42)
Distributions from net realized gains	(.10)

Total dividends and distributions	(.52)

Net asset value, end of year	$11.48

Total Return(a):	2.15%
Ratios/Supplemental Data:
Net assets, end of year (000)	$8,517
Average net assets (000)	$10,007
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.51%
Expenses, excluding distribution and service (12b-1) fees	1.01%
Net investment income	3.70%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class B
Year Ended August 31,
2005	2004	2003	2002

$11.97	$11.95	$12.30	$12.36

.43	.44	.48	.50
.12	.20	(.27)	.05

.55	.64	.21	.55

(.43)	(.44)	(.48)	(.50)
(.33)	(.18)	(.08)	(.11)

(.76)	(.62)	(.56)	(.61)

$11.76	$11.97	$11.95	$12.30

4.79%	5.48%	1.76%	4.67%

$12,689	$17,666	$21,157	$25,787
$15,020	$19,723	$23,862	$26,110

1.31%	1.29%	1.22%	1.22%
.81%	.79%	.72%	.72%
3.69%	3.69%	3.97%	4.13%

See Notes to Financial Statements.

Dryden California Municipal Fund/California Series	33

Financial Highlights

Cont’d

Class C
Year Ended August 31, 2006
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$11.76

Income (loss) from investment operations
Net investment income	.39
Net realized and unrealized gain (loss) on investment transactions	(.18)

Total from investment operations	.21

Less Dividends and Distributions
Dividends from net investment income	(.39)
Distributions from net realized gains	(.10)

Total dividends and distributions	(.49)

Net asset value, end of year	$11.48

Total Return(a):	1.89%
Ratios/Supplemental Data:
Net assets, end of year (000)	$1,121
Average net assets (000)	$1,192
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	1.76%
Expenses, excluding distribution and service (12b-1) fees	1.01%
Net investment income	3.44%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(b)	The distributor of the Series has contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average daily net assets of the Class C shares.

See Notes to Financial Statements.

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Class C
Year Ended August 31,
2005	2004	2003	2002

$11.97	$11.95	$12.30	$12.36

.40	.41	.45	.47
.12	.20	(.27)	.05

.52	.61	.18	.52

(.40)	(.41)	(.45)	(.47)
(.33)	(.18)	(.08)	(.11)

(.73)	(.59)	(.53)	(.58)

$11.76	$11.97	$11.95	$12.30

4.53%	5.22%	1.51%	4.41%

$1,447	$1,736	$2,518	$2,098
$1,544	$2,148	$2,271	$1,778

1.56%	1.54%	1.47%	1.47%
.81%	.79%	.72%	.72%
3.44%	3.45%	3.74%	3.89%

See Notes to Financial Statements.

Dryden California Municipal Fund/California Series	35

Financial Highlights

Cont’d

Class Z
Year Ended August 31, 2006
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$11.76

Income (loss) from investment operations
Net investment income	.48
Net realized and unrealized gain (loss) on investment transactions	(.18)

Total from investment operations	.30

Less Dividends and Distributions
Dividends from net investment income	(.48)
Distributions from net realized gains	(.10)

Total dividends and distributions	(.58)

Net asset value, end of year	$11.48

Total Return(a):	2.75%
Ratios/Supplemental Data:
Net assets, end of year (000)	$1,390
Average net assets (000)	$1,612
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.01%
Expenses, excluding distribution and service (12b-1) fees	1.01%
Net investment income	4.19%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class Z
Year Ended August 31,
2005	2004	2003	2002

$11.97	$11.95	$12.30	$12.37

.49	.50	.54	.56
.12	.20	(.27)	.04

.61	.70	.27	.60

(.49)	(.50)	(.54)	(.56)
(.33)	(.18)	(.08)	(.11)

(.82)	(.68)	(.62)	(.67)

$11.76	$11.97	$11.95	$12.30

5.30%	6.01%	2.27%	5.09%

$1,990	$4,517	$5,087	$3,832
$3,117	$4,805	$4,300	$2,778

.81%	.79%	.72%	.72%
.81%	.79%	.72%	.72%
4.18%	4.19%	4.49%	4.64%

See Notes to Financial Statements.

Dryden California Municipal Fund/California Series	37

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Dryden California Municipal Fund—California Series:

We have audited the accompanying statement of assets and liabilities of the Dryden California Municipal Fund—California Series (one of the portfolios constituting Dryden California Municipal Fund, hereafter referred to as the “Series”), including the portfolio of investments, as of August 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended August 31, 2004 were audited by another independent registered public accounting firm, whose report dated October 22, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Series as of August 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 27, 2006

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Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Series’ fiscal year end (August 31, 2006) as to the federal income tax status of dividends paid during such fiscal year. Accordingly, we are advising you that during its fiscal year ended August 31, 2006, dividends paid from net investment income of $.4417 per Class A share, $.4128 per Class B share, $.3833 per Class C share and $.4702 per Class Z shares were all federally tax-exempt interest dividends. In addition, the Series paid to Class A, B, C and Z shareholders ordinary income distribution of $.0258 and long-term capital gain distribution of $.0819, which is taxable as such.

We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

The Series intends to designate 100% of the ordinary income dividends as qualified short-term gain (QSTG) under The American Jobs Creation Act of 2004.

In January 2007, you will be advised on IRS Form 1099 DIV and/or 1099 INT or substitute forms as to the federal tax status of the distributions received by you in calendar 2006.

Dryden California Municipal Fund/California Series	39

Management of the Series

(Unaudited)

Information pertaining to the Trustees of Dryden California Municipal Fund—California Series (the “Series”) is set forth below. Trustees who are not deemed to be “interested persons” of the Series, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Series are referred to as “Interested Trustees.” “Fund Complex”† consists of the Series and any other investment companies managed by PI.

Independent Trustees(2)

Linda W. Bynoe (54), Trustee since 2005(3) Oversees 82 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (72), Trustee since 2003(3) Oversees 86 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Robert E. La Blanc (72), Trustee since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (67), Trustee since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001- June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (63), Trustee since 1993(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc.; Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (66), Trustee since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

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Stephen G. Stoneburn (63), Trustee since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (67), Trustee since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Trustees(1)

Judy A. Rice (58), President since 2003 and Trustee since 2000(3) Oversees 81 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of American Skandia Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (59), Vice President and Trustee since 1996(3) Oversees 158 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of American Skandia Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Series who are not also Trustees is set forth below.

Officers(2)

Kathryn L. Quirk (53), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (48), Secretary since 1998(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (48), Assistant Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Dryden California Municipal Fund/California Series	41

Claudia DiGiacomo (31), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).

Lee D. Augsburger (47), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Grace C. Torres (47), Treasurer and Principal Financial and Accounting Officer since 1996(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

John P. Schwartz (35), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Jack Benintende (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since June 2000) within Prudential Mutual Fund Administration; formerly senior manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994 through June 2000).

Andrew R. French (43), Assistant Secretary (since October 2006)

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (42), Anti-Money Laundering Compliance Officer

Principal occupations (last 5 years): Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

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†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund, Inc.

(1)	”Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager, a Subadvisor or the Distributor.

(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individual’s length of service as Trustee and/or Officer.

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Trustees is included in the Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Dryden California Municipal Fund/California Series	43

Approval of Advisory Agreements

The Board of Trustees (the “Board”) of Dryden California Municipal Fund oversees the management of the California Series (the “Fund”) and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7-8, 2006 and approved the renewal of the agreements through July 31, 2007, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over one-year, three-year and five-year time periods ending December 31, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest-cost mutual funds).

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Trustees did not identify any single factor that was dispositive and each Trustee attributed different weights to the various factors. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-8, 2006.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and PIM, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

Several of the material factors and conclusions that formed the basis for the Trustees reaching their determinations to approve the continuance of the agreements are separately discussed below.

Dryden California Municipal Fund/California Series

Approval of Advisory Agreements (continued)

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by PIM, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PIM, and also reviewed the qualifications, backgrounds and responsibilities of PIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and PIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (CCO) as to both PI and PIM. The Board noted that PIM is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PIM under the management and subadvisory agreements.

Performance of California Series

The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved performance that was in the third quartile during the first quarter of 2006, performance that was in the fourth quartile over one-year and three-year periods, and performance that was in the third quartile over five-year and 10-year periods in relation to the group of comparable funds in a Peer Universe. Although the Board noted that the Fund performed below the median of the mutual funds included in the Peer Universe, the Board further noted that much of the underperformance was attributable to the Fund’s performance during 2004. In addition, the Board observed that the Fund outperformed against its benchmark index

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over the same time periods. During the first quarter of 2006, the Board noted that the Fund outperformed against the benchmark index and the median of the Peer Universe.

The Board noted that at the June 7-8 meetings, it had approved submitting to shareholders an agreement and plan of reorganization whereby the assets and liabilities of California Series would be assumed by California Income Series, which was also a series of Dryden California Municipal Fund. In light of this, the Board concluded that it was reasonable to approve the continuance of the management and subadvisory agreements on an interim basis.

Fees and Expenses

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds.

The Fund’s management fee of 0.500% ranked in the second quartile in its Peer Group. The Board concluded that the management and subadvisory fees were reasonable.

The Board further noted that during 2005 and continuing through 2006, several significant initiatives had been approved, which, when fully implemented, were expected to result in cost savings and expense reductions for the Fund. In particular, the Board observed that implementation of an electronic registration statement desktop publishing system to replace the use of financial printing firms was expected to be completed by the end of 2006 and was expected to significantly reduce the costs borne by Fund shareholders for the production and filing of Fund registration statements. The Board also observed that new custodian arrangements had been approved, which were also expected to result in reductions in custodian fees borne by Fund shareholders.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital

Dryden California Municipal Fund/California Series

Approval of Advisory Agreements (continued)

structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as net assets increase, but at the current level of net assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s net assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) net assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and PIM

The Board considered potential ancillary benefits that might be received by PI and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as reputational or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PIM included its ability to use soft dollar credits, brokerage commissions received by affiliates of PIM, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and reputational benefits. The Board concluded that the benefits derived by PI and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 8/31/06
	One Year	Five Years	Ten Years	Since Inception
Class A	–1.69%	3.17%	5.01%	—
Class B	–2.73	3.60	5.15	—
Class C	0.91	3.50	4.89	—
Class Z	2.75	4.27	N/A	5.62% (9/18/96)

Average Annual Total Returns (Without Sales Charges) as of 8/31/06
	One Year	Five Years	Ten Years	Since Inception
Class A	2.41%	4.02%	5.44%	—
Class B	2.15	3.76	5.15	—
Class C	1.89	3.50	4.89	—
Class Z	2.75	4.27	N/A	5.62% (9/18/96)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00% (Class A shares).

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Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Inception date returns are provided for any share class with less than 10 calendar years of returns.

The graph compares a $10,000 investment in the Dryden California Municipal Fund/California Series (Class A shares) with a similar investment in the Lehman Brothers Municipal Bond Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (August 31, 1996) and the account values at the end of the current fiscal year (August 31, 2006), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through August 31, 2006, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Lehman Brothers Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Series. This is not the only index that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 4.00% and a 12b-1 fee of up to 0.30% annually. Investors who purchase Class A shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively for the first six years after purchase and a 12b-1 fee of up to 0.50% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a CDSC of 1% for 12 months from the date of purchase and the annual 12b-1 fee will remain up to 1%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns on investment in the graph and the returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Series distributions or following the redemption of Series shares.

Dryden California Municipal Fund/California Series

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Series’ investment subadvisor the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Series. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Series voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Series’ website and on the Commission’s website.

TRUSTEES
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Lee D. Augsburger, Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • Jack Benintende, Assistant Treasurer • M. Sadiq Peshimam, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISOR	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Series carefully before investing. The prospectus for the Series contains this and other information about the Series. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Dryden California Municipal Fund/California Series, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Series’ Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Series’ schedule of portfolio holdings is also available on the Series’ website as of the end of each fiscal quarter.

The Series’ Statement of Additional Information contains additional information about the Series’ Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden California Municipal Fund/California Series
Share Class	A	B	C	Z
NASDAQ	PRMCX	PBCMX	PCCSX	PZCSX
CUSIP	262433881	262433873	262433865	262433857

MF116E    IFS-A125109    Ed. 10/2006

Dryden California Municipal Fund/California Income Series

AUGUST 31, 2006	ANNUAL REPORT

FUND TYPE

Municipal bond

OBJECTIVE

Maximize current income that is exempt from California state and federal income taxes, consistent with the preservation of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Series’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

October 16, 2006

Dear Shareholder:

We hope you find the annual report for the California Income Series informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC or Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisors and Prudential Financial companies.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Dryden California Municipal Fund/California Income Series

Dryden California Municipal Fund/California Income Series	1

Your Series’ Performance

Series objective

The investment objective of the Dryden California Municipal Fund/California Income Series (the Series) is to maximize current income that is exempt from California state and federal income taxes, consistent with the preservation of capital. There can be no assurance that the Series will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00% (Class A shares).

Cumulative Total Returns as of 8/31/06
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	3.18%	24.53%	74.09%	—
Class B	2.92	22.99	69.23	—
Class C	2.66	21.47	65.06	—
Class Z	3.53	26.21	N/A	76.45% (9/18/96)
Lehman Brothers Municipal Bond Index[2]	3.03	27.34	78.72	**
Lipper California (CA) Muni Debt Funds Avg.[3]	2.80	23.36	68.64	***

Average Annual Total Returns[4] as of 9/30/06
	One Year	Five Years	Ten Years
Class A	0.47%	3.85%	5.18%
Class B	-0.59	4.28	5.31
Class C	3.14	4.18	5.05
Class Z	4.83	4.97	5.84
Lehman Brothers Municipal Bond Index[2]	4.45	5.17	5.90
Lipper California (CA) Muni Debt Funds Avg.[3]	4.22	4.53	5.29

Distributions and Yields as of 8/31/06
			Taxable Equivalent 30-Day Yield[5] at Tax Rates of
	Total Distributions Paid for 12 Months	30-Day SEC Yield	33%	35%
Class A	$0.54	3.23%	5.32%	5.48%
Class B	$0.51	3.12	5.13	5.29
Class C	$0.48	2.87	4.72	4.87
Class Z	$0.57	3.61	5.94	6.12

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The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 4.00%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception date returns are provided for any share class with less than 10 calendar years of returns.

2The Lehman Brothers Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed.

3The Lipper CA Muni Debt Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper CA Muni Debt Funds category for the periods noted. Funds in the Lipper Average limit their assets to those securities that are exempt from taxation in California.

4The average annual total returns take into account applicable sales charges. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 0.50%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Series distributions or following the redemption of Series shares.

5Taxable equivalent yields reflect federal and applicable state tax rates.

Investors cannot invest directly in an index. The returns for the Lehman Brothers Municipal Bond Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

**Lehman Brothers Municipal Bond Index Closest Month-End to Inception cumulative total return as of 8/31/06 is 76.26% for Class Z.

***Lipper Average Closest Month-End to Inception cumulative total return as of 8/31/06 is 66.41% for Class Z.

Dryden California Municipal Fund/California Income Series	3

Your Series’ Performance (continued)

Five Largest Issues expressed as a percentage of net assets as of 8/31/06
Southern Pub. Pwr. Auth., Palo Verde Proj., 7/01/16, Zero Coupon	3.3%
Foothill/Eastern Trans. Corr. Agcy., Toll Rd. Rev., 1/01/13, 7.15%	3.1
California St. Pub. Wks. Brd., Rev., Dept. Mental Hlth., 6/01/18, 5.50%	2.6
Orange Cnty. Loc. Trans. Auth., Sales. Tax Rev., 2/14/11, 6.20%	2.6
California Edl. Facs. Auth. Rev., Rfdg. Stanford Univ., 11/01/21, 5.00%	2.3

Issues are subject to change.

Credit Quality expressed as a percentage of net assets as of 8/31/06
Aaa	44.3%
Aa	3.2
A	14.6
Baa	11.4
Ba	1.6
B	0.6
Not Rated	23.2
Total Investments	98.9
Other assets in excess of liabilities	1.1
Net Assets	100.0%

Source: Moody’s rating, defaulting to S&P when not rated by Moody’s.

Credit quality is subject to change.

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Investment Advisor’s Report

Prudential Investment Management, Inc.

Municipal bond market prevailed in a challenging environment

Even though the Federal Reserve (the Fed) continued to increase short-term interest rates, the municipal bond market still provided a positive return and outperformed the U.S. Treasury market. For the 12-month reporting period ended August 31, 2006, tax-exempt bonds returned 3.03% versus 0.79% for Treasurys, based on the Lehman Brothers Municipal Bond Index (the Index) and the Lehman Brothers U.S. Treasury Index, respectively. A favorable supply/demand balance helped support the municipal bond market. Investor demand remained strong, but the amount of new tax-exempt bonds declined as rising rates prevented some states, local governments, and authorities from issuing new bonds whose proceeds would be used to refund outstanding bonds.

The Series continued to spread risk by maintaining a diverse portfolio of bonds drawn from many sectors of the California debt securities market. However, it was exposure to a few key sectors that helped the Series’ Class A and Class Z shares outperform the Index for the reporting period. The Series’ Class B and Class C shares lagged the Index, which does not include the effect of mutual fund operating expenses. Compared with the Lipper California Municipal Debt Funds Average, its Class A, Class B, and Class Z shares outperformed, but its Class C shares underperformed.

Will overzealous Fed tighten monetary policy too much?

Before the reporting period began, the Fed had already raised its short-term rate target 10 times in its latest campaign to rein in U.S. economic growth and check inflationary pressures. The continued tightening of monetary policy caused speculation in the financial markets that it might unintentionally choke off the economic expansion. The target for the federal funds rate on overnight loans between banks was increased another seven times in quarter-percentage-point increments, lifting it from 3.50% to 5.25%. When Fed policymakers met in August 2006 (the final meeting of the reporting period), they voted to leave the target for the benchmark rate unchanged, but left the door open for further rate hikes. While economic growth had moderated, as evidenced by the softer housing market, some inflation risks remained in the economy. As it turned out, signs that inflationary pressures had begun to ease amid slower growth helped fuel a rally in the municipal bond market late in the reporting period.

At the state level, solid economic conditions enabled California to reap higher-than-expected tax revenues that shrank its budget gap. Consequently, the state of California’s general obligation bond ratings were upgraded by Moody’s Investors Service from A2 to A1 and by Standard & Poor’s Ratings Services from A to A-plus.

Dryden California Municipal Fund/California Income Series	5

Investment Advisor’s Report (continued)

Continued exposure to long-term zero coupon bonds worked well

In the rising-interest-rate environment, municipal bond prices were often under pressure, as bond prices move inversely to interest rates. Short-term municipal bond yields ended the reporting period sharply higher as they closely track changes in the federal funds rate. Intermediate-term municipal bond yields rose moderately, while long-term municipal bond yields finished mostly unchanged to slightly lower. The behavior of yields caused a marked flattening in the slope of the municipal bond yield curve, which depicts yields on tax-exempt debt securities from the shortest to the longest maturities. The changes in yields also meant that once again long-term municipal bonds outperformed those with shorter maturity dates.

Since we expected the tax-exempt market to perform in the above manner, we maintained the Series’ considerable exposure to long-term zero coupon municipal bonds. These debt securities, which do not make interest payments, are purchased at deeply discounted prices and mature at par. The difference in price is considered interest income.

Security selection in special tax/assessment district bonds helped

Lower-quality municipal bonds performed significantly better than higher-quality municipal bonds as investors sought them for their relatively attractive yields. The Series benefited from its sizable exposure to lower-quality bonds, particularly special tax/assessment district bonds. These bonds, which are often not rated, help finance the development of public infrastructure for residential communities in California where special taxes levied on parcels of land pay debt service on the bonds.

Special tax/assessment district bonds continued to comprise the Series’ largest sector concentration and an overweight exposure relative to the Index. We favored bonds of well-established districts that were mostly built out but sold some bonds of newer districts that were in their initial stages of development because they could be negatively affected by the softening in the real estate market. Several of the special tax/assessment district bonds held by the Series, such as Orange County California Community Facilities District for Ladera Ranch and Roseville California Special Tax Highland Community Facilities District Number 1, were prerefunded, that is, districts placed in an escrow account U.S. government securities whose interest and principal will be used to pay off their bonds ahead of schedule. Because this improved the bonds credit quality and shortened their maturities, they gained in value.

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Greater exposure to tobacco-related sector another positive

Tobacco-related municipal bonds continued to play an important role in the Series’ investment strategy. We increased the Series’ exposure to the sector by purchasing bonds of the Tobacco Securitization Authority of Northern California and California County Tobacco Securitization Agency. Two key legal rulings widely believed to favor the tobacco industry helped boost the value of its municipal bonds, even though there is no assurance that these rulings will not be overturned, in whole or in part, by another court.

■	The Florida Supreme Court upheld a decision by a lower court that dismissed a $145 billion award against tobacco firms.

■	A federal judge ruled that cigarette makers had broken racketeering laws by misleading the public about the dangers of smoking. However, the judge also said she did not have the authority to impose a major financial penalty on the companies, a development that was viewed as positive for the industry.

Dryden California Municipal Fund/California Income Series	7

Fees and Expenses (Unaudited)

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Series expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 1, 2006, at the beginning of the period, and held through the six-month period ended August 31, 2006.

The Series’ transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Series, that you own. You should consider the additional fees that were charged to your Series account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and

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expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden California Municipal Fund/ California Income Series		Beginning Account Value March 1, 2006	Ending Account Value August 31, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,018.60	0.92%	$4.68
	Hypothetical	$1,000.00	$1,020.57	0.92%	$4.69

Class B	Actual	$1,000.00	$1,017.40	1.17%	$5.95
	Hypothetical	$1,000.00	$1,019.31	1.17%	$5.96

Class C	Actual	$1,000.00	$1,016.10	1.42%	$7.22
	Hypothetical	$1,000.00	$1,018.05	1.42%	$7.22

Class Z	Actual	$1,000.00	$1,020.90	0.67%	$3.41
	Hypothetical	$1,000.00	$1,021.83	0.67%	$3.41

* Series expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2006, and divided by the 365 days in the Series’ fiscal year ended August 31, 2006 (to reflect the six-month period).

Dryden California Municipal Fund/California Income Series	9

This Page Intentionally Left Blank

Portfolio of Investments

as of August 31, 2006

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS 96.1%

Municipal Bonds
Abag Fin. Auth. For Nonprofit Corp. Rev., San Diego Hosp. Assoc., Ser. C	Baa1	5.375%	3/01/21	$1,665	$1,773,225
Bay Area Toll Auth. Toll Brdg. Rev., San Francisco Bay Area, Ser. F	Aa3	5.00	4/01/31	1,250	1,317,088
Brea Redev. Agcy., Rfdg., Tax, Alloc., Ser. A, A.M.B.A.C.	Aaa	5.50	8/01/19	3,350	3,643,192
California County Tobacco Securitization Agcy. Rev., Convertible C.A.B.S. (until 12/01/10)	Baa3	Zero	6/01/21	1,000	835,380
California Ed. Facs. Auth. Rev., Rfdg., Stanford Univ., Ser. R	Aaa	5.00	11/01/21	3,700	3,892,141
California Hlth. Facs. Fin. Auth. Rev.,
Ref. Cedars Sinai Med. Ctr.	A3	5.00	11/15/21	1,000	1,045,720
Ref. Cedars Sinai Med. Ctr.	A3	5.00	11/15/27	1,500	1,551,345
Catholic Healthcare West, Ser. G	A3	5.00	7/01/09	750	772,598
California Infrastructure & Econ. Dev. Rev., Scripps Research Inst., Ser. A	Aa3	5.75	7/01/30	1,500	1,558,065
CA Science Ctr. Phase II, Ser. B	Aaa	5.00	5/01/17	500	544,210
California Municipal Fin. Auth. Ed. Rev. Amern. Heritage Ed. Foundation Proj., Ser. A	BBB-(c)	5.25	6/01/26	1,100	1,127,764
California Poll. Ctrl. Fin. Auth. Sld. Wste. Disp. Rev., Wste. Mgmt., Inc. Proj., Ser. B, A.M.T.	BBB(c)	5.00	7/01/27	500	509,610
California Rural Home Mtge. Fin. Auth., Sngl. Fam. Mtge. Rev., Mtge. Bkd. Secs., Ser. D, F.N.M.A., G.N.M.A., A.M.T.	AAA(c)	6.00	12/01/31	155	157,917

See Notes to Financial Statements.

Dryden California Municipal Fund/California Income Series	11

Portfolio of Investments

as of August 31, 2006 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

California St.
G.O., M.B.I.A.	Aaa	5.25%	2/01/27	$2,500	$2,659,225
G.O., Unrefunded Balance	A1	5.50	4/01/30	2,660	2,907,779
Various Purp., G.O.	A1	5.00	3/01/27	1,000	1,050,940
California St. Dept. Wtr. Res. Pwr. Rev., Ser. A	A2	5.00	5/01/17	3,320	3,497,122
California St. Pub. Wks. Brd., Lease Rev., Dept., General Service Ser. J	A2	5.25	6/01/28	500	526,735
Mental Hlth. Coalinga, Ser. A	A2	5.50	6/01/18	4,000	4,437,239
California Statewide Cmntys. Dev. Auth. Rev.,
Kaiser Permanente, Ser. B (Mandatory Put Date 7/01/14)(e)	A3	3.90	8/01/31	1,000	986,280
Irvine LLC, U.C.I. East	Baa3	5.00	5/15/32	1,500	1,536,990
Kaiser, Ser. C	A+(c)	5.25	8/01/31	1,000	1,056,150
California Statewide Cmntys. Dev. Auth. Spl. Tax No. 97-1, C.A.B.S.	NR	Zero	9/01/22	4,440	1,778,664
Central Joint Pwrs., Hlth. Fin. Auth., Cmnty. Hosps., C.O.P.	Baa2	6.00	2/01/30	2,000	2,094,300
Chico Redev. Agcy. Tax Alloc., Chico Amended & Merged Redev., A.M.B.A.C.	Aaa	5.00	4/01/30	1,000	1,049,660
Chula Vista Dev. Agcy. Rev, Rfdg. Tax Alloc. Sub. Bayfront, Ser. B	NR	5.25	10/01/27	1,540	1,557,109
Ser. C (Pre-refunded Date 11/01/06)(e)	NR	8.25	5/01/24	1,500	1,525,920
Chula Vista Ind. Dev. Rev., San Diego Gas, A.M.T.	A1	5.00	12/01/27	1,000	1,034,750
Colton Joint Unified School Dist. G.O., F.G.I.C.	Aaa	5.25	2/01/21	1,000	1,090,040
Coronado Cmnty. Dev. Agcy. Tax Alloc., Dev. Proj., A.M.B.A.C.	Aaa	5.00	9/01/24	2,000	2,109,680
Davis Pub. Facs. Fin. Auth. Loc. Agy. Rev., Mace Ranch Area, Ser. A	NR	6.60	9/01/25	1,325	1,381,061

See Notes to Financial Statements.

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Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

El Dorado Cnty., Spec. Tax,
Cmnty. Facs., Dist. No. 92-1	NR	6.125%	9/01/16	$1,000	$1,050,290
Cmnty. Facs., Dist. No. 92-1	NR	6.25	9/01/29	475	495,853
Folsom Spec.Tax, Cmnty. Facs., Dist. No. 10, Empire Ranch	NR	6.875	9/01/19	2,000	2,157,540
Cmnty. Facs., Dist. No. 7, Broadstone	NR	6.00	9/01/24	2,500	2,673,400
Foothill/Eastern Trans. Corr. Agcy. Rev., Toll Rd., Sr. Lien, Ser. A (Pre-refunded Date 1/01/10)(e)	Aaa	7.15	1/01/13	4,750	5,376,952
Convertible C.A.B.S. (until 7/15/09)	Baa3	Zero	1/15/28	2,890	2,596,058
Glendale Redev. Agcy. Tax Alloc., Central Glendale Redev. Proj., M.B.I.A.	Aaa	5.25	12/01/19	3,275	3,526,848
Golden St. Tobacco Securitization Rev.,
Asset-Bkd., Ser. 2003-A-1	Baa3	6.75	6/01/39	1,950	2,199,776
Asset-Bkd., Ser. A,
Convertible C.A.B.S. (until 6/1/10), A.M.B.A.C.	Aaa	Zero	6/01/23	2,000	1,707,380
Golden West Sch. Fin. Auth., Rev., C.A.B.S. Rfdg. Ser. A, M.B.I.A.,	Aaa	Zero	2/01/19	2,110	1,233,590
La Quinta Redev. Agcy. Tax Alloc., M.B.I.A.
Rfdg. Proj. Area No. 1	Aaa	7.30	9/01/10	1,000	1,135,020
Rfdg. Proj. Area No. 1	Aaa	7.30	9/01/11	1,000	1,164,850
Lincoln Impvt. Bond Act of 1915, Pub. Rev., Fin. Auth., Twelve Bridges	NR	6.20	9/02/25	2,550	2,685,915
Loma Linda Hospital. Rev. Loma Linda Univ. Med. Center, Ser. A	Baa1	5.00	12/01/20	1,250	1,294,863
Long Beach Bd. Fin. Auth. Lease Rev. Rainbow Harbor Refinancing Proj., Ser. A, A.M.B.A.C.	Aaa	5.00	5/01/24	515	552,173

See Notes to Financial Statements.

Dryden California Municipal Fund/California Income Series	13

Portfolio of Investments

as of August 31, 2006 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Long Beach Hbr. Rev., Rfdg., Ser. A, A.M.T., F.G.I.C.	Aaa	6.00%	5/15/19	$3,000		$3,511,110
Los Angeles Uni. Sch. Dist, Ser. G, G.O., A.M.B.A.C.	Aaa	5.00	7/01/16	500		549,685
Lynwood Pub. Fin. Auth. Rev., Wtr. Sys. Impvt. Proj.	NR	6.50	6/01/21	1,500		1,537,410
Madera Pub. Fin. Auth. Wtr. & Wastewater Rev., M.B.I.A.	Aaa	5.00	3/01/36	1,500		1,577,595
Metro. Wtr. Dist. of Southern California, Waterworks Rev., Linked, S.A.V.R.S., R.I.B.S.	Aa2	5.75	8/10/18	1,000		1,162,770
Metropolitan Wtr. Dist. Southn. Calif. Wtr. wks. Rev. Auth., Ser. C	Aa2	5.00	7/01/35	500		526,565
Norco Spec. Tax Cmnty. Facs., Dist. No. 97-1 (Pre-refunded Date 10/01/10)(e)	NR	7.10	10/01/30	1,320		1,516,205
Ontario Special Assessment Impvt. Bond Act of 1915, Assmt. Dist. 100C, Cmnty. Ctr. III	NR	8.00	9/02/11	535		559,599
Orange Cnty. Cmnty. Facs. Dist., Spec.Tax Rev., No. 01-1, Ladera Ranch, Ser. A (Pre-refunded Date 8/15/10)(e)	NR	6.00	8/15/25	1,350		1,485,932
Orange Cnty. Loc. Trans. Auth., Sales Tax Rev., Linked, S.A.V.R.S. & R.I.B.S., A.M.B.A.C., T.C.R.S	Aaa	6.20	2/14/11	4,000	(f)	4,407,679
Spec. Tax Rev., Linked, S.A.V.R.S., R.I.B.S. (purchased 2/17/1998; cost $713,528)	Aa2	8.263(d)	2/14/11	750	(g)	902,880
Perris Cmnty. Facs. Dist., Spec. Tax No. 01-2 Avalon, Ser. A	NR	6.25	9/01/23	2,000		2,174,260
Pico Rivera Wtr. Auth. Rev., Wtr. Sys. Proj., Ser. A, M.B.I.A.	Aaa	5.50	5/01/29	1,500		1,733,040

See Notes to Financial Statements.

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Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Pittsburg Redev. Agcy. Tax Alloc., Los Medanos Cmnty. Dev. Proj.,
A.M.B.A.C., C.A.B.S.	Aaa	Zero	8/01/26	$1,375		$554,290
Ser. B, F.S.A.	Aaa	5.80%	8/01/34	2,700		3,038,391
Poway Cmnty., Facs., Dist. No. 88-1, Pkwy. Bus. Ctr.	NR	6.75	8/15/15	1,000		1,066,000
Puerto Rico Comnwlth. R.I.T.E.S., PA 642A, G.O., M.B.I.A. (purchased 3/29/2000; cost $1,057,780)	NR	7.32301(d)	7/01/10	1,000	(h)	1,155,540
Govt. Dev. Bk. A.M.T., Ser. C, G.O.	Baa3	5.25	1/01/15	1,000		1,072,400
Pub. Impt., Ser. A, G.O.	Baa3	5.25	7/01/30	750		795,480
Hwy. & Trans. Auth. Rev., Ser. G, F.G.I.C.	Aaa	5.25	7/01/17	1,260		1,365,034
Redding Elec. Sys. Rev., C.O.P., Linked S.A.V.R.S. & R.I.B.S., M.B.I.A., partial E.T.M.(e)	Aaa	6.368	7/01/22	50		59,626
M.B.I.A., E.T.M.(e) (purchased 1/09/1995; cost $1,857,446)	Aaa	9.324(d)	7/01/22	1,715	(g)	2,375,344
Rio Vista Impvt. Bond Act of 1915, Assmt. Dist. No. 96-1, River View Pt.	NR	7.50	9/02/22	1,620		1,714,770
Riverside Uni. Sch. Dist. Spec. Tax, Cmnty. Facs.,
Dist. No. 7, Victoria Ser. A	NR	6.90	9/01/20	1,320		1,442,852
Dist. No. 7, Victoria Ser. A	NR	7.00	9/01/30	1,000		1,096,140
Rocklin Uni. Sch. Dist., Ser. C, G.O., C.A.B.S., M.B.I.A.	Aaa	Zero	8/01/16	1,400		933,226
Roseville Spec. Tax, Highland Cmnty. Facs., Dist. No. 1 (Pre-refunded Date 9/01/09)(e)	NR	6.30	9/01/25	1,815		1,988,351
Woodcreek Cmnty. Facs., Dist. No. 1 (Pre-refunded Date 9/01/10)(e)	NR	6.375	9/01/27	1,000		1,109,950
Sacramento City Fin. Auth., Ser. B, C.A.B.S., M.B.I.A.	Aaa	Zero	11/01/17	5,695		3,572,474
Impvt. Bond Act of 1915, Tax Alloc. Comb. Proj., Ser. B, M.B.I.A., C.A.B.S.	Aaa	Zero	11/01/16	5,700		3,759,036

See Notes to Financial Statements.

Dryden California Municipal Fund/California Income Series	15

Portfolio of Investments

as of August 31, 2006 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Willowcreek II, Assmt., Dist. No. 96-1 (Pre-refunded Date 9/02/06)(e)	NR	6.70%	9/02/22	$2,420	$2,492,794
San Diego Dev. Agy. Tax Alloc. Rev. Ctr. City Dev., Ser. A, A.M.B.A.C.	Aaa	5.00	9/01/15	465	505,832
San Diego Redev., Agcy., Tax Alloc., North Bay Redev.	Baa1	5.875	9/01/29	2,000	2,101,140
San Joaquin Hills Trans. Corridor Agcy., Toll Rd. Rev., Jr. Lien, C.A.B.S., E.T.M.(e)	Aaa	Zero	1/01/11	2,000	1,701,140
San Leandro Cmnty. Facs., Spec. Tax, Dist. No.1	NR	6.50	9/01/25	2,160	2,282,774
Santa Margarita, Dana Point Auth., Impv. Rev., Dists., 3, 3A, 4, 4A, Ser. B, M.B.I.A.	Aaa	7.25	8/01/14	1,000	1,236,550
Santa Margarita Wtr. Dist. Spec.Tax, Cmnty. Facs., Dist. No. 99-1, Talega	NR	6.25	9/01/29	1,990	2,132,006
Santa Maria Joint Union H.S. Dist., Election 2004, C.A.B.S., G.O., F.G.I.C.	Aaa	Zero	8/01/27	1,505	578,928
South Orange Cnty., Pub. Fin. Auth., Spl. Tax Sr. Lien, Ser A, M.B.I.A.	Aaa	7.00	9/01/10	2,535	2,854,131
Southern California Pub. Pwr. Auth. Rev., PNC GIC Pwr. Proj.	A2	6.75	7/01/10	3,000	3,294,780
Rfdg., Palo Verde Proj., Ser. C, A.M.B.A.C., E.T.M., C.A.B.S.(e)	Aaa	Zero	7/01/16	8,400	5,611,451
Sulphur Springs Uni. Sch. Dist., Ser. A, G.O., M.B.I.A., C.A.B.S.	Aaa	Zero	9/01/11	3,000	2,498,760
Tobacco Securization Auth. Northn. Calif. Rev.,
Asset-backed Tobacco Settlement, Ser. A	Baa3	5.50	6/01/45	1,500	1,547,670
Univ. California Bd. of Regents Research Facs., Rev., Ser. E, A.M.B.A.C.	Aaa	5.00	9/01/18	2,000	2,088,960
Vallejo, Touro Univ., C.O.P.	Ba2	7.375	6/01/29	2,500	2,689,475

See Notes to Financial Statements.

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Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)
Valley Hlth. Sys., California Hosp. Rev., Impvt. Proj., Ser. A	B+(c)	6.50%	5/15/25	$1,000	$1,003,220

Total long-term investments (cost $149,956,997)					164,221,652

SHORT TERM INVESTMENTS 2.8%
California Hsg. Fin. Agy. Rev. Home Mtg., Ser. 2002-U, A.M.T., F.R.D.D., F.S.A.(b)	VMIG1	3.61	9/01/06	2,750	2,750,000
Var. Amt. Home Mtg. Ser.- U, A.M.T., F.R.D.D., F.S.A.(b)	VMIG1	3.61	9/01/06	100	100,000
Rev. Var. Home Mtg., Ser. F, A.M.T., F.R.D.D., F.S.A.(b)	VMIG1	3.57	9/01/06	1,900	1,900,000

Total short-term investments (cost $4,750,000)					4,750,000

Total Investments 98.9% (cost $154,706,997; Note 5)					168,971,652
Other assets in excess of liabilities(i) 1.1%					1,845,806

Net Assets 100.0%					$170,817,458

(a)	The following abbreviations are used in the portfolio descriptions:

A.M.B.A.C.—American Municipal Bond Assurance Corporation

A.M.T.—Alternative Minimum Tax

C.A.B.S.—Capital Appreciation Bonds

C.O.P.—Certificates of Participation

E.T.M.—Escrowed to Maturity

F.G.I.C.—Financial Guaranty Insurance Company

F.N.M.A.—Federal National Mortgage Association

F.R.D.D.—Floating Rate (Daily) Demand Note (b)

F.S.A.—Financial Security Assurance

G.N.M.A.—Government National Mortgage Association

G.O.—General Obligation

M.B.I.A.—Municipal Bond Insurance Corporation

R.I.B.S.—Residual Interest Bearing Securities

R.I.T.E.S.—Residual Interest Tax-Exempt Securities

S.A.V.R.S.—Select Auction Variable Rate Securities

T.C.R.S.—Transferable Custodial Receipts

NR—Not Rated by Moody’s or Standard & Poor’s

See Notes to Financial Statements.

Dryden California Municipal Fund/California Income Series	17

Portfolio of Investments

as of August 31, 2006 Cont’d.

The fund’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.

(b)	For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c)	Standard & Poor’s rating.
(d)	Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at August 31, 2006.
(e)	Escrowed to Maturity and Pre-refunded securities are secured by escrowed cash and/or U.S. guaranteed obligations.
(f)	Security segregated as collateral for futures contracts.
(g)	Indicates a security that has been deemed illiquid. The aggregate cost of the illiquid securities is $2,570,974. The aggregate value, $3,278,224 represents 1.92% of net assets.
(h)	Indicates a restricted security; the aggregate cost of the restricted security is 1,057,780. The aggregate value, $1,155,540 represents .68% of net assets.
(i)	Other assets in excess of liabilities include net unrealized depreciation on financial futures contracts as follows:

Open future contracts outstanding at August 31, 2006:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at August 31, 2006	Unrealized Appreciation/ (Depreciation)
	Long Positions:
24	U.S. Treasury 30 Yr. Notes	Dec. 2006	$2,656,068	$2,665,500	$9,432

	Short Positions:
12	U.S. Treasury 10 Yr. Notes	Dec. 2006	1,285,197	1,288,500	(3,303)
42	U.S. Treasury 5 Yr. Notes	Dec. 2006	4,407,954	4,414,594	(6,640)

					$(511)

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2006 were as follows:

Special Tax/Assessment District	42.1%
Transportation	9.3
Power	8.7
General Obligation	8.3
Healthcare	6.8
Education	6.5
Lease Backed Certificate of Participation	4.4
Water & Sewer	3.8
Short-Term Investments	2.8
Tobacco	2.7
Other	1.5
Tobacco Appropriated	1.0
Corporate Backed IDB & PCR	0.9
Housing	0.1
Pooled Financing	—
Solid Waste/Resource Recovery	—

Total Investments	98.9
Other assets in excess of liabilities	1.1

Net Assets	100.0%

See Notes to Financial Statements.

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Financial Statements

AUGUST 31, 2006	ANNUAL REPORT

Dryden California Municipal Fund

California Income Series

Statement of Assets and Liabilities

as of August 31, 2006

Assets
Investments, at value (cost $154,706,997)	$168,971,652
Cash	90,589
Interest receivable	2,294,427
Receivable for investments sold	2,185,570
Receivable for Series shares sold	11,443
Prepaid expenses	827

Total assets	173,554,508

Liabilities
Payable for investments purchased	2,176,390
Accrued expenses	177,371
Payable for Series shares reacquired	157,623
Dividends payable	81,084
Management fee payable	72,417
Distribution fee payable	43,037
Deferred trustees’ fees	15,689
Transfer agent fee payable	12,121
Due to broker—variation margin	1,318

Total liabilities	2,737,050

Net Assets	$170,817,458

Net assets were comprised of:
Shares of beneficial interest, at par	$156,113
Paid-in capital in excess of par	154,875,480

155,031,593
Undistributed net investment income	48,094
Accumulated net realized gain on investment transactions	1,473,627
Net unrealized appreciation on investments	14,264,144

Net assets, August 31, 2006	$170,817,458

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share
($136,509,351 ÷ 12,476,014 shares of beneficial interest issued and outstanding)	$10.94
Maximum sales charge (4.00% of offering price)	0.46

Maximum offering price to public	$11.40

Class B
Net asset value, offering price and redemption price per share
($21,263,987 ÷ 1,943,389 shares of beneficial interest issued and outstanding)	$10.94

Class C
Net asset value, offering price and redemption price per share
($8,059,529 ÷ 736,589 shares of beneficial interest issued and outstanding)	$10.94

Class Z
Net asset value, offering price and redemption price per share
($4,984,591 ÷ 455,342 shares of beneficial interest issued and outstanding)	$10.95

See Notes to Financial Statements.

Dryden California Municipal Fund/California Income Series	21

Statement of Operations

Year Ended August 31, 2006

Net Investment Income
Income
Interest	$9,439,309

Expenses
Management fee	896,182
Distribution fee—Class A	350,765
Distribution fee—Class B	129,152
Distribution fee—Class C	61,363
Custodian’s fees and expenses	75,000
Reports to shareholders	60,000
Transfer agent’s fees and expenses (including affiliated expense of $42,000) (Note 3)	57,000
Registration fees	50,000
Legal fees and expenses	38,000
Audit fee	23,000
Trustees’ fees	18,000
Insurance	6,000
Miscellaneous	11,981

Total expenses	1,776,443
Less: Custodian fee credit (Note 1)	(1,745)

Net expenses	1,774,698

Net investment income	7,664,611

Realized And Unrealized Gain (Loss) On Investments
Net realized gain on:
Investment transactions	962,895
Financial futures transactions	686,816

1,649,711

Net change in unrealized appreciation (depreciation) on:
Investments	(4,155,226)
Financial futures contracts	189,601

(3,965,625)

Net loss on investments	(2,315,914)

Net Increase In Net Assets Resulting From Operations	$5,348,697

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended August 31,
	2006	2005
Increase (Decrease) In Net Assets
Operations
Net investment income	$7,664,611	$8,005,968
Net realized gain on investments	1,649,711	1,078,664
Net change in unrealized appreciation (depreciation) on investments	(3,965,625)	2,162,654

Net increase in net assets resulting from operations	5,348,697	11,247,286

Dividends and distributions (Note 1)
Dividends from net investment income
Class A	(5,954,829)	(5,852,158)
Class B	(1,028,751)	(1,588,600)
Class C	(306,293)	(318,072)
Class Z	(221,589)	(223,577)

	(7,511,462)	(7,982,407)

Distributions from net realized gains
Class A	(948,007)	—
Class B	(206,629)	—
Class C	(54,843)	—
Class Z	(28,854)	—

	(1,238,333)	—

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	10,110,283	9,878,079
Net asset value of shares issued in reinvestment of dividends and distributions	4,719,036	3,933,092
Cost of shares reacquired	(30,223,599)	(32,709,426)

Net decrease in net assets from Series share transactions	(15,394,280)	(18,898,255)

Total decrease	(18,795,378)	(15,633,376)

Net Assets
Beginning of year	189,612,836	205,246,212

End of year(a)	$170,817,458	$189,612,836

(a) Includes undistributed net investment income of:	$48,094	$107,526

See Notes to Financial Statements.

Dryden California Municipal Fund/California Income Series	23

Notes to Financial Statements

Dryden California Municipal Fund (the “Fund”), is registered under the Investment Company Act of 1940, as an open-end management investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of two series. These financial statements relate to California Income Series. The financial statements of the other series are not presented herein. The assets of each series are invested in separate, independently managed portfolios. The Series commenced investment operations on December 3, 1990. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and California state income taxes with the minimum of risk. The Series will invest primarily in investment grade municipal obligations but may also invest a portion of its assets in lower-quality municipal obligations or in nonrated securities which are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and the Series in preparation of its financial statements.

Securities Valuations: The Series values municipal securities (including commitments to purchase such securities on a “when-issued” basis) as of the close of trading on the New York Stock Exchange, on the basis of prices provided by a pricing service which uses information with respect to transactions in comparable securities and various relationships between securities in determining values. Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided, by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at their last sales price as of the close of trading on an applicable exchange, or if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchanges.

Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or

24	Visit our website at www.jennisondryden.com

board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Certain fixed income securities for which daily market quotations are not readily available may be valued with reference to fixed income securities whose prices are more readily available, pursuant to guidelines established by Board of Trustees. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or for which the pricing service does not provide a valuation methodology, or does not present fair value, are valued at fair value in accordance with Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Short-term securities, which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

Restricted Securities: The Series may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities include registration rights under which the Series may demand registration by the issuers. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain

Dryden California Municipal Fund/California Income Series	25

Notes to Financial Statements

Cont’d

percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures transactions.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Interest Rate Swaps: The Series may enter into interest rate swaps. In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

During the term of the swap, changes in the value of the swap are recorded as unrealized gains or losses by “marking-to-market” to reflect the market value of the swap. When the swap is terminated, the Series will record a realized gain (loss) equal to the difference between the proceeds from (or cost of) the closing transaction and the Series’ basis in the contract, if any.

The Series is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Series does not anticipate non-performance by any counterparty.

Financial future contracts, written options and swap contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities.

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Inverse Floaters: The Series invests in variable rate securities commonly called “inverse floaters”. The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rates on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater’s price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a “leverage factor” whereby the interest rate moves inversely by a “factor” to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

When-Issued/Delayed Delivery Securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Series enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required is recorded on the accrual basis.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Series declares daily dividends from net investment income and paid monthly. Distributions of net capital gains, if any, are made at least annually.

Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulation and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst net investment income, accumulated net realized gain or loss and paid-in-capital in excess of par, as appropriate.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying Statement of Operations.

Dryden California Municipal Fund/California Income Series	27

Notes to Financial Statements

Cont’d

Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the Series’ policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with Prudential Investments LLC (“PI”). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with The Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM furnishes investment advisory services in connection with the management of the Series. In connection therewith, PIM is obligated to keep certain books and records of the Series. PI pays for the services of PIM, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .50 of 1% of the Series’ average daily net assets up to and including $1 billion and .45% of the Series average daily net assets in excess of $1 billion. The effective management fee rate was .50 of 1% for the year ended August 31, 2006.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees for Class A, Class B and Class C shares are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, Class B and Class C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS has

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contractually agreed to limit such fees to .25 of 1% and .75 of 1% of the Class A and Class C shares, respectively for the year ended August 31, 2006.

PIMS has advised the Series that it received approximately $59,000 in front-end sales charges resulting from sales of Class A shares, during the year ended August 31, 2006. From these fees, PIMS paid a substantial part of such sales charges to affiliated broker-dealers which in turn paid commissions to sales persons and incurred other distribution costs.

PIMS has advised the Series that, for the year ended August 31, 2006, it received approximately $26,200 and $900 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PI, PIMS and PIM are indirect wholly owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. The Series pays a commitment fee of .0725 of 1% of the unused portion of the renewed SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro-rata based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the renewed SCA is October 27, 2006. The Series did not borrow any amounts pursuant to the SCA during the year ended August 31, 2006.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect wholly owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

The Series pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. During the year ended August 31, 2006, the Series incurred approximately $15,300 in total networking fees. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Dryden California Municipal Fund/California Income Series	29

Notes to Financial Statements

Cont’d

Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 2006 were $71,227,075 and $92,610,995 respectively.

Note 5. Tax Distributions and Information

In order to present undistributed net investment income and accumulated net realized gain on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investments.

For the year ended August 31, 2006, the adjustments were to decrease undistributed net investment income and increase accumulated net realized gain by $212,581 due to the difference in the treatment of accreting market discount between financial and tax reporting. Net investment income, net realized gains and net assets were not affected by this change.

Tax character of distributions paid during the year ended August 31, 2006 were:

Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains	Total Distributions
$7,511,462	$276,473	$961,860	$8,749,795

Tax character of distributions paid during the year ended August 31, 2005 were:

Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains	Total Distributions
$7,982,407	$—	$—	$7,982,407

As of August 31, 2006, the components of distributable earnings on a tax basis were $144,866 of tax-exempt income (includes a timing difference of $81,084 for dividends payable), $192,409 of taxable ordinary income and $1,060,324 of long-term capital gains, respectively.

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The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of August 31, 2006 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$154,486,617	$14,504,603	$19,568	$14,485,035

The difference between book basis and tax basis was primarily attributable to the difference in the treatment of accreting market discount for book and tax purposes.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact, if any in the financial statements has not yet been determined.

Note 6. Capital

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 4%. All investors who purchase Class A shares in an amount of $1 million or more are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%, if they all these shares within 12 months of purchase, including investors who purchase their shares through broker-dealers affiliated with Prudential Financial, Inc. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class C shares sold within 12 months of purchase are subject to a CDSC of 1%. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest for each class at $.01 par value per share.

Dryden California Municipal Fund/California Income Series	31

Notes to Financial Statements

Cont’d

Transactions in shares of beneficial interest for the fiscal years ended August 31, 2006 and 2005 were as follows:

Class A	Shares	Amount
Year ended August 31, 2006:
Shares sold	474,091	$5,160,996
Shares issued in reinvestment of distributions	324,690	3,531,797
Shares reacquired	(1,947,013)	(21,162,912)

Net increase (decrease) in shares outstanding before conversion	(1,148,232)	(12,470,119)
Shares issued upon conversion from Class B	910,954	9,973,983

Net increase (decrease) in shares outstanding	(237,278)	$(2,496,136)

Year ended August 31, 2005:
Shares sold	583,116	$6,440,167
Shares issued in reinvestment of distributions	245,452	2,709,255
Shares reacquired	(1,838,859)	(20,257,830)

Net increase (decrease) in shares outstanding before conversion	(1,010,291)	(11,108,408)
Shares issued upon conversion from Class B	652,103	7,177,012

Net increase (decrease) in shares outstanding	(358,188)	$(3,931,396)

Class B
Year ended August 31, 2006:
Shares sold	87,478	$951,730
Shares issued in reinvestment of distributions	63,400	690,026
Shares reacquired	(444,945)	(4,847,278)

Net increase (decrease) in shares outstanding before conversion	(294,067)	(3,205,522)
Shares reacquired upon conversion into Class A	(910,954)	(9,973,983)

Net increase (decrease) in shares outstanding	(1,205,021)	$(13,179,505)

Year ended August 31, 2005:
Shares sold	75,999	$837,112
Shares issued in reinvestment of distributions	72,098	795,705
Shares reacquired	(689,188)	(7,594,473)

Net increase (decrease) in shares outstanding before conversion	(541,091)	(5,961,656)
Shares reacquired upon conversion into Class A	(652,103)	(7,177,012)

Net increase (decrease) in shares outstanding	(1,193,194)	$(13,138,668)

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	Shares	Amount
Class C
Year ended August 31, 2006:
Shares sold	133,933	$1,461,866
Shares issued in reinvestment of distributions	23,343	253,925
Shares reacquired	(161,666)	(1,764,120)

Net increase (decrease) in shares outstanding	(4,390)	$(48,329)

Year ended August 31, 2005:
Shares sold	134,559	$1,484,412
Shares issued in reinvestment of distributions	18,894	208,527
Shares reacquired	(233,201)	(2,570,856)

Net increase (decrease) in shares outstanding	(79,748)	$(877,917)

Class Z
Year ended August 31, 2006:
Shares sold	233,043	$2,535,691
Shares issued in reinvestment of distributions	22,359	243,288
Shares reacquired	(225,240)	(2,449,289)

Net increase (decrease) in shares outstanding	30,162	$329,690

Year ended August 31, 2005:
Shares sold	101,174	$1,116,388
Shares issued in reinvestment of distributions	19,890	219,605
Shares reacquired	(207,521)	(2,286,267)

Net increase (decrease) in shares outstanding	(86,457)	$(950,274)

Note 7. Subsequent Event

On October 13, 2006, the shareholders of the California Series approved an agreement and Plan of Reorganization which provides for the transfer of all assets of each class of the shares of the California Series into the respective class of shares of the California Income Series and assumption of the liabilities of the fund.

Note 8. Other

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

Dryden California Municipal Fund/California Income Series	33

Financial Highlights

Class A
Year Ended August 31, 2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.14

Income (loss) from investment operations:
Net investment income	.48
Net realized and unrealized gain (loss) on investment transactions	(.14)

Total from investment operations	.34

Less Dividends and Distributions:
Dividends from net investment income	(.47)
Distributions from net realized gains	(.07)

Total dividends and distributions	(.54)

Net asset value, end of year	$10.94

Total Return(a):	3.18%
Ratios/Supplemental Data:
Net assets, end of year (000)	$136,509
Average net assets (000)	$140,306
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	.94%
Expenses, excluding distribution and service (12b-1) fees	.69%
Net investment income	4.33%
For class A, B, C, and Z shares:
Portfolio turnover rate	40%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	The distributor of the Series has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended August 31,
2005	2004	2003	2002

$10.95	$10.86	$11.09	$11.11

.46	.45	.47	.49
.19	.25	(.23)	(.01)

.65	.70	.24	.48

(.46)	(.45)	(.47)	(.50)
—	(.16)	—	—

(.46)	(.61)	(.47)	(.50)

$11.14	$10.95	$10.86	$11.09

6.02%	6.55%	2.20%	4.54%

$141,564	$143,120	$158,120	$172,623
$141,287	$151,980	$171,193	$169,196

.93%	.92%	.90%	.87%
.68%	.67%	.65%	.62%
4.15%	4.12%	4.32%	4.55%

11%	38%	59%	23%

See Notes to Financial Statements.

Dryden California Municipal Fund/California Income Series	35

Financial Highlights

Cont’d

Class B
Year Ended August 31, 2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.14

Income (loss) from investment operations:
Net investment income	.45
Net realized and unrealized gain (loss) on investment transactions	(.14)

Total from investment operations	.31

Less Dividends and Distributions:
Dividends from net investment income	(.44)
Distributions from net realized gains	(.07)

Total dividends and distributions	(.51)

Net asset value, end of year	$10.94

Total Return(a):	2.92%
Ratios/Supplemental Data:
Net assets, end of year (000)	$21,264
Average net assets (000)	$25,830
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.19%
Expenses, excluding distribution and service (12b-1) fees	.69%
Net investment income	4.08%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class B
Year Ended August 31,
2005	2004	2003	2002

$10.95	$10.86	$11.09	$11.11

.43	.42	.45	.47
.19	.25	(.23)	(.01)

.62	.67	.22	.46

(.43)	(.42)	(.45)	(.48)
—	(.16)	—	—

(.43)	(.58)	(.45)	(.48)

$11.14	$10.95	$10.86	$11.09

5.76%	6.29%	1.94%	4.29%

$35,061	$47,536	$57,234	$70,308
$40,894	$53,143	$65,204	$72,864

1.18%	1.17%	1.15%	1.12%
.68%	.67%	.65%	.62%
3.90%	3.87%	4.07%	4.31%

See Notes to Financial Statements.

Dryden California Municipal Fund/California Income Series	37

Financial Highlights

Cont’d

Class C
Year Ended August 31, 2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.14

Income (loss) from investment operations:
Net investment income	.42
Net realized and unrealized gain (loss) on investment transactions	(.14)

Total from investment operations	.28

Less Dividends and Distributions:
Dividends from net investment income	(.41)
Distributions from net realized gains	(.07)

Total dividends and distributions	(.48)

Net asset value, end of year	$10.94

Total Return(a):	2.66%
Ratios/Supplemental Data:
Net assets, end of year (000)	$8,059
Average net assets (000)	$8,182
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	1.44%
Expenses, excluding distribution and service (12b-1) fees	.69%
Net investment income	3.83%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	The distributor of the Series has contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average daily net assets of the Class C shares.

See Notes to Financial Statements.

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Class C
Year Ended August 31,
2005	2004	2003	2002

$10.95	$10.86	$11.09	$11.11

.40	.40	.42	.44
.19	.25	(.23)	(.01)

.59	.65	.19	.43

(.40)	(.40)	(.42)	(.45)
—	(.16)	—	—

(.40)	(.56)	(.42)	(.45)

$11.14	$10.95	$10.86	$11.09

5.50%	6.03%	1.69%	4.02%

$8,251	$8,986	$9,332	$10,071
$8,726	$9,164	$9,804	$9,188

1.43%	1.42%	1.40%	1.37%
.68%	.67%	.65%	.62%
3.66%	3.62%	3.82%	4.07%

See Notes to Financial Statements.

Dryden California Municipal Fund/California Income Series	39

Financial Highlights

Cont’d

Class Z
Year Ended August 31, 2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.14

Income (loss) from investment operations:
Net investment income	.50
Net realized and unrealized gain (loss) on investment transactions	(.12)

Total from investment operations	.38

Less Dividends and Distributions:
Dividends from net investment income	(.50)
Distributions from net realized gains	(.07)

Total dividends and distributions	(.57)

Net asset value, end of year	$10.95

Total Return(a):	3.53%
Ratios/Supplemental Data:
Net assets, end of year (000)	$4,985
Average net assets (000)	$4,925
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.69%
Expenses, excluding distribution and service (12b-1) fees	.69%
Net investment income	4.58%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class Z
Year Ended August 31,
2005	2004	2003	2002

$10.95	$10.86	$11.09	$11.11

.48	.48	.50	.52
.19	.25	(.23)	(.01)

.67	.73	.27	.51

(.48)	(.48)	(.50)	(.53)
—	(.16)	—	—

(.48)	(.64)	(.50)	(.53)

$11.14	$10.95	$10.86	$11.09

6.29%	6.82%	2.45%	4.80%

$4,737	$5,604	$6,592	$6,148
$5,101	$6,958	$6,118	$4,712

.68%	.67%	.65%	.62%
.68%	.67%	.65%	.62%
4.39%	4.36%	4.58%	4.78%

See Notes to Financial Statements.

Dryden California Municipal Fund/California Income Series	41

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders of

Dryden California Municipal Fund—California Income Series:

We have audited the accompanying statement of assets and liabilities of the Dryden California Municipal Fund—California Income Series (one of the portfolios constituting Dryden California Municipal Fund, hereafter referred to as the “Series”), including the portfolio of investments, as of August 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended August 31, 2004 were audited by another independent registered public accounting firm, whose report dated October 22, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Series as of August 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 27, 2006

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Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Series’ fiscal year end (August 31, 2006) as to the federal income tax status of dividends paid during such fiscal year. Accordingly, we are advising you that during its fiscal year ended August 31, 2006, dividends paid from net investment income of $.467 per Class A share, $.439 per Class B share, $.411 per Class C share and $.495 per Class Z shares were all federally tax-exempt interest dividends. The Series also paid dividends from ordinary income of $.0167 per Class A, B, C and Z shares. In addition, the Fund paid long-term capital gain distributions of $.0581 per Class A, B, C and Z shares.

We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

The Series intends to designate 100% of the ordinary income dividends as qualified short-term gain (QSTG) under The American Jobs Creation Act of 2004.

In January 2007, you will be advised on IRS Form 1099 DIV and/or 1099 INT or substitute forms as to the federal tax status of the distributions received by you in calendar 2006.

Dryden California Municipal Fund/California Income Series	43

Management of the Series

(Unaudited)

Information pertaining to the Trustees of Dryden California Municipal Fund—California Income Series (the “Series”) is set forth below. Trustees who are not deemed to be “interested persons” of the Series, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Series are referred to as “Interested Trustees.” “Fund Complex”† consists of the Series and any other investment companies managed by PI.

Independent Trustees(2)

Linda W. Bynoe (54), Trustee since 2005(3) Oversees 82 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (72), Trustee since 2003(3) Oversees 86 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Robert E. La Blanc (72), Trustee since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (67), Trustee since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001- June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (63), Trustee since 1993(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc.; Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (66), Trustee since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

44	Visit our website at www.jennisondryden.com

Stephen G. Stoneburn (63), Trustee since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (67), Trustee since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Trustees(1)

Judy A. Rice (58), President since 2003 and Trustee since 2000(3) Oversees 81 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of American Skandia Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (59), Vice President and Trustee since 1996(3) Oversees 158 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of American Skandia Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Series who are not also Trustees is set forth below.

Officers(2)

Kathryn L. Quirk (53), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (48), Secretary since 1998(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (48), Assistant Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Dryden California Municipal Fund/California Income Series	45

Claudia DiGiacomo (31), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).

Lee D. Augsburger (47), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Grace C. Torres (47), Treasurer and Principal Financial and Accounting Officer since 1996(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

John P. Schwartz (35), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Jack Benintende (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since June 2000) within Prudential Mutual Fund Administration; formerly senior manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994 through June 2000).

Andrew R. French (43), Assistant Secretary (since October 2006)

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (42), Anti-Money Laundering Compliance Officer

Principal occupations (last 5 years): Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

46	Visit our website at www.jennisondryden.com

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund, Inc.

(1)	“Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager, a Subadvisor or the Distributor.

(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individual’s length of service as Trustee and/or Officer.

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Trustees is included in the Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Dryden California Municipal Fund/California Income Series	47

Approval of Advisory Agreements

The Board of Trustees (the “Board”) of Dryden California Municipal Fund oversees the management of the California Income Series (the “Fund”) and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7-8, 2006 and approved the renewal of the agreements through July 31, 2007, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over one-year, three-year and five-year time periods ending December 31, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest-cost mutual funds).

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Trustees did not identify any single factor that was dispositive and each Trustee attributed different weights to the various factors. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-8, 2006.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and PIM, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

Dryden California Municipal Fund/California Income Series

Approval of Advisory Agreements (continued)

Several of the material factors and conclusions that formed the basis for the Trustees reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by PIM, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PIM, and also reviewed the qualifications, backgrounds and responsibilities of PIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and PIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (CCO) as to both PI and PIM. The Board noted that PIM is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PIM under the management and subadvisory agreements.

Performance of California Income Series

The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved performance that was in the first quartile during the first quarter of 2006, and performance that was in the second quartile over one-year, three-year, five-year and 10-year periods in relation to the group of comparable funds in a Peer Universe. The Board noted that the Fund outperformed against its benchmark index over the same time periods. The Board concluded that the Fund’s performance was satisfactory.

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Fees and Expenses

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds.

The Fund’s management fee of 0.500% ranked in the second quartile in its Peer Group. The Board concluded that the management and subadvisory fees were reasonable.

The Board further noted that during 2005 and continuing through 2006, several significant initiatives had been approved, which, when fully implemented, were expected to result in cost savings and expense reductions for the Fund. In particular, the Board observed that implementation of an electronic registration statement desktop publishing system to replace the use of financial printing firms was expected to be completed by the end of 2006 and was expected to significantly reduce the costs borne by Fund shareholders for the production and filing of Fund registration statements. The Board also observed that new custodian arrangements had been approved, which were also expected to result in reductions in custodian fees borne by Fund shareholders.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as net assets increase, but at the current level of net assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI

Dryden California Municipal Fund/California Income Series

Approval of Advisory Agreements (continued)

realizes economies of scale as the Fund’s net assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) net assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and PIM

The Board considered potential ancillary benefits that might be received by PI and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as reputational or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PIM included its ability to use soft dollar credits, brokerage commissions received by affiliates of PIM, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and reputational benefits. The Board concluded that the benefits derived by PI and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 8/31/06
	One Year	Five Years	Ten Years	Since Inception
Class A	–0.95%	3.64%	5.27%	—
Class B	–1.99	4.06	5.40	—
Class C	1.68	3.97	5.14	—
Class Z	3.53	4.77	N/A	5.87% (9/18/96)

Average Annual Total Returns (Without Sales Charges) as of 8/31/06
	One Year	Five Years	Ten Years	Since Inception
Class A	3.18%	4.49%	5.70%	—
Class B	2.92	4.23	5.40	—
Class C	2.66	3.97	5.14	—
Class Z	3.53	4.77	N/A	5.87% (9/18/96)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00% (Class A shares).

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Inception date returns are provided for any share class with less than 10 calendar years of returns.

The graph compares a $10,000 investment in the Dryden California Municipal Fund/California Income Series (Class A shares) with a similar investment in the Lehman Brothers Municipal Bond Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (August 31, 1996) and the account values at the end of the current fiscal year (August 31, 2006), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through August 31, 2006, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Lehman Brothers Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 4.00% and a 12b-1 fee of up to 0.30% annually. Investors who purchase Class A shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively for the first six years after purchase and a 12b-1 fee of up to 0.50% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a CDSC of 1% for 12 months from the date of purchase and the annual 12b-1 fee will remain up to 1%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns on investment in the graph and the returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Series distributions or following the redemption of Series shares.

Dryden California Municipal Fund/California Income Series

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Series’ investment subadvisor the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Series. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Series voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Series’ website and on the Commission’s website.

TRUSTEES
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Lee D. Augsburger, Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • Jack Benintende, Assistant Treasurer • M. Sadiq Peshimam, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISOR	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Series carefully before investing. The prospectus for the Series contains this and other information about the Series. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Dryden California Municipal Fund/California Income Series, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Series’ Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Series’ schedule of portfolio holdings is also available on the Series’ website as of the end of each fiscal quarter.

The Series’ Statement of Additional Information contains additional information about the Series’ Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden California Municipal Fund/California Income Series
Share Class	A	B	C	Z
NASDAQ	PBCAX	PCAIX	PCICX	PCIZX
CUSIP	262433105	262433204	262433303	262433402

MF146E    IFS-A125108    Ed. 10/2006

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended August 31, 2006 and August 31, 2005, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $83,500 and $46,500, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2006 and 2005. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2006 and 2005 was $21,300 and $56,000, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a) (1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dryden California Municipal Fund

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date October 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date October 27, 2006

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date October 27, 2006

*	Print the name and title of each signing officer under his or her signature.